_________________________________________________________


                             NOTE PURCHASE AGREEMENT

                            DATED AS OF JUNE 9, 1995


                                    REGARDING
                    9% SENIOR SUBORDINATED CONVERTIBLE NOTES
                                DUE JUNE 9, 2000


                                       OF


                          TOP SOURCE TECHNOLOGIES, INC.

            _________________________________________________________




                                TABLE OF CONTENTS

                                                                            PAGE

SECTION 1. SALE AND PURCHASE OF NOTES   . . . . . . . . . . . . . . . . . .    1

SECTION 2. THE CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . .    1

SECTION 3. DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .    1

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY  . . . . . . . . .    7

SECTION 5. REPRESENTATIONS OF THE PURCHASERS  . . . . . . . . . . . . . . .   12

SECTION 6. PREPAYMENTS AND REPAYMENTS   . . . . . . . . . . . . . . . . . .   14

SECTION 7. AFFIRMATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . .   14

SECTION 8. NEGATIVE COVENANTS   . . . . . . . . . . . . . . . . . . . . . .   19

SECTION 9. CONDITIONS TO PURCHASERS' OBLIGATIONS  . . . . . . . . . . . . .   21

SECTION 10.      SUBORDINATION  . . . . . . . . . . . . . . . . . . . . . .   22

SECTION 11.      AMENDMENT; WAIVER; CONSENT . . . . . . . . . . . . . . . .   24

SECTION 12.      EXCHANGE OF NOTES; CANCELLATION OF
            SURRENDERED NOTES; REPLACEMENT  . . . . . . . . . . . . . . . .   25

SECTION 13.      DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . .   26

SECTION 14.      REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . .   27

SECTION 15.      RESTRICTIONS ON TRANSFER . . . . . . . . . . . . . . . . .   27

SECTION 16.      REGISTRATION RIGHTS  . . . . . . . . . . . . . . . . . . .   28

SECTION 17.      CONVERSION . . . . . . . . . . . . . . . . . . . . . . . .   31

SECTION 18.      EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .   38

SECTION 19.      APPOINTMENT OF AGENT . . . . . . . . . . . . . . . . . . .   39

SECTION 20.      HOME OFFICE PAYMENTS . . . . . . . . . . . . . . . . . . .   40

SECTION 21.      NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . .   41

SECTION 22.      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . .   41


Exhibit A  - Purchasers
Exhibit B  - Form of Note
Exhibit C  - Disclosure Schedules
Exhibit D  - Form of Opinion of Counsel to the Company
Exhibit E  - Form of Board of Directors Resolutions
Exhibit F  - Definition of Accredited Investor
Exhibit G  - Form of Purchaser Questionnaire


           NOTE PURCHASE AGREEMENT, dated as of June 9, 1995, by and among Top Source Technologies, Inc., a Delaware corporation (the "Company"), the Purchasers listed on the signature pages of this Agreement and as set forth in Exhibit A hereto (the "Purchasers"), and Ganz Capital Management, Inc., a Delaware corporation (the "Agent"). Terms used herein and not otherwise defined shall have the meanings set forth in Section 3 hereof.


                              W I T N E S S E T H:

           In consideration  of the  mutual covenants  and agreements  set forth
herein   and  for  other  good  and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged, the parties agree as follows:


SECTION 1.     SALE AND PURCHASE OF NOTES

     (a) The Company agrees to sell to the Purchasers and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein or made pursuant hereto, the Purchasers severally agree to purchase from the Company on the Closing Dates the Notes in the aggregate principal amount set forth opposite each Purchaser's name in Exhibit A hereto. The aggregate purchase price to be paid to the Company by the Purchasers for such Notes is 100% of the principal amount of the Notes to be purchased by the Purchasers.

     (b) As used herein, "Notes" means an aggregate of up to $3,000,000 principal amount of the Company's 9% Senior Subordinated Convertible Notes Due June 9, 2000 together with all Notes issued in exchange therefor or replacement thereof. Each Note will be substantially in the form of the Note set forth as Exhibit B hereto. Interest on the Notes shall accrue from the Closing Date and shall be payable semi-annually in advance, commencing July 1, 1995 (which first interest payment shall be for the period from and including the Closing Date through and including June 30, 1995) at the interest rates and in the manner specified in the form of Note attached hereto as Exhibit B.


SECTION 2.     THE CLOSING

     (a) Subject to the terms and conditions hereof, one or more of the closings (the "Closing") of the purchase and sale of the Notes will take place at the offices of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., Citicorp Center, 153 East 53rd Street, 35th Floor, New York, New York 10022, at 10:00 A.M., New York time, on June 9, 1995 or such other time, place and date as shall be mutually agreed to by the Company and the Purchasers. Such times and dates are herein referred to as the "Closing Dates."

     (b) Subject to the terms and conditions hereof, on the Closing Date(s) (i) the Company will deliver to the Purchasers the Notes, substantially in the form of Exhibit B hereto, payable to the Purchasers, and dated the initial Closing Date, in the aggregate principal amount set forth opposite the Purchasers' names in Exhibit A hereto, and (ii) upon the Purchasers' receipt thereof, the Purchasers will deliver to the Company certified or official bank checks (or wire transfers) in an amount equal to the purchase price for such Notes (as specified in Section 1(a) hereof) payable to the order of the Company in federal or other immediately available funds.

SECTION 3.     DEFINITIONS

     (a)  For  purposes   of  this  Agreement  and  the   Notes,  the  following
definitions shall apply (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          "Additional Common Stock" has the meaning set forth in Section 17.5(c) hereof.

          "Affiliate" shall have the meaning as determined pursuant to the Securities Act but shall exclude wholly-owned Subsidiaries.

          "Agent" means Ganz Capital Management, Inc., a Delaware corporation, its successors and assigns.

          "Agreement"   means  this  Agreement   (together  with   exhibits  and
     schedules) as from time to time assigned, supplemented or amended or as the terms hereof may be waived.

          "Board" or "Board of Directors" means, with respect to any Person which is a corporation, a business trust or other entity, the board of directors or other group, however designated, which is charged with legal responsibility for the management of such Person, or any committee of such board of directors or group, however designated, which is authorized to exercise the power of such board or group in respect of the matter in question.

          "Business Day" means any day, other than a Saturday, Sunday or legal holiday, on which banks in Miami, Florida are open for business.

          "Change of Control Event" means the occurrence of any of the following events:

          (a) any Person beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act) 51% or more of the outstanding Common Stock of the Company as reported to the Commission or otherwise publicly disclosed; or

          (b) the Company proceeds to acquire its Common Stock (or undertakes a corporate reorganization or recapitalization or other action) if the effect of such acquisition (or other action) would be to reduce substantially or eliminate any public market for the shares of the Company's Common Stock or to remove the Company from registration with the Commission under the Securities Exchange Act; or

          (c) the Company is materially or completely liquidated or is the subject of any voluntary or involuntary dissolution or winding-up (and, in the case of any involuntary dissolution or winding up, any action brought for such purpose is not dismissed within 30 days); or

          (d) the sale, lease, transfer or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries in a single transaction or series of related transactions; or

          (e) there is a change in the majority composition of the senior management or the Board of Directors of the Company.

          "Closing" has the meaning set forth in Section 2 hereof.

          "Closing Date" has the meaning set forth in Section 2 hereof.

          "Closing Price" means the reported last sale price of a unit of a security on a given day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, in each case on the principal national securities exchange on which the security is listed or admitted to trading, or, if the security is not listed or admitted to trading on any national securities exchange, the closing sales price, or, if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Majority Shareholders for that purpose, or if no such prices are furnished, the fair market value of the security as estimated by a nationally recognized investment banking firm selected by the Majority Shareholders, which estimate shall be prepared at the expense of the Company; provided, however, that any determination of the "Closing Price" of any security shall be based on the assumption that such security is freely transferable without registration under the Securities Act and without regard to any possible reduction in price that may be caused by the sale of a large block of securities.

          "Commission" means the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act or the Securities Exchange Act.

          "Common Stock" means the Company's common stock, par value $.001 per share, or other equivalent evidences of ownership of the corporation, the holders of which are entitled to vote generally to elect the Board of Directors of the Company.

          "Company" means Top Source Technologies, Inc., a Delaware corporation, its successors and assigns.

          "Conversion Price" has the meaning set forth in Section 17.4 hereof.

          "Current Conversion Price" has the meaning set forth in Section 17.4 hereof.

          "Disclosure Material" has the meaning set forth in Section 4.5(a) hereof.

          "Distributions on Common Stock" has the meaning set forth in Section 17.5(b) hereof.

          "Environmental Lien" has the meaning set forth in Section 7.6(a) hereof.

          "ERISA" has the meaning set forth in Section 4.8(a) hereof.

          "Event of Default" has the meaning set forth in Section 13 hereof.

          "Guaranty" means (i) any guaranty or endorsement of the payment or performance of, or any contingent obligation in respect of, any Indebtedness or other obligation of any other Person, (ii) any other arrangement whereby credit is extended to one obligor on the basis of any promise or undertaking of another Person (a) to pay the Indebtedness of such obligor, (b) to purchase an obligation owed by such obligor, (c) to purchase or lease assets under circumstances that would enable such obligor to discharge one or more of its obligations or (d) to maintain the capital, working capital, solvency or general financial condition of such obligor, in each case whether or not such arrangement is disclosed in the balance sheet of such other Person or is referred to in a footnote thereto and
     (iii) any liability as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership; provided, however, that the term "Guaranty" shall not include endorsements for collection or deposit in the ordinary course of business.

          "Indebtedness" of any Person means and includes, without duplication, as of any date as of which the amount thereof is to be determined, (i) all obligations of such Person to repay money borrowed (including, without limitation, all notes payable and drafts accepted representing extensions of credit, all obligations under letters of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, all interest rate swap or similar obligations and all obligations upon which interest charges are customarily paid), (ii) all capitalized leases in respect of which such Person is liable as lessee or as the guarantor of the lessee (excluding capitalized leases for oil analysis units), (iii) all monetary obligations which are secured by any Lien existing on property owned by such Person whether or not the obligations secured thereby have been incurred or assumed by such Person, (iv) all conditional sales contracts and similar title retention debt instruments under which such Person is obligated to make payments, (v) with respect to the Company and its Subsidiaries, the value of all Preferred Stock of the Company or any Subsidiary held by any person other than the Company or another Subsidiary, which stock either (A) has a fixed maturity or redemption or repurchase date on or before June 9, 2000 with respect to all or a part of such issue,
     (B) provides for a dividend rate that can be adjusted or reset through an auction or remarketing method or by a remarketing agent or underwriter on or before June 9, 2000 or (C) is subject to redemption or repurchase (in whole or in part) by the Company or any Subsidiary either (I) at the option of the holder thereof (whether or not after a specified date or after the happening of certain events or conditions), if such option could be exercisable on or before June 9, 2000 or (II) automatically upon the happening of specified events or conditions, if such events or conditions could happen on or before June 9, 2000, (vi) all Guaranties by such Person and (vii) all contractual obligations (whether absolute or contingent) of such Person to repurchase goods sold or distributed, and the value of such repurchase obligations at any time shall be the maximum amount which would be payable if all then outstanding potential repurchase obligations became due.

          "Junior Indebtedness" means any Indebtedness which is not Senior Indebtedness.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security interest of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing, any assignment or other conveyance of any right to receive income and any assignment of receivables with recourse against the assignor), any filing of a financing statement as debtor under the Uniform Commercial Code or any similar statute and any agreement to give or make any of the foregoing.

          "Majority Noteholders" means the holder or holders, at the time, of at
     least   a  majority  in  aggregate  principal  amount  of  the  Notes  then outstanding.

          "Majority Shareholders" means the holder or holders, at the time, of Shares representing at least a majority of the sum of the Shares then outstanding and the Shares then obtainable upon the exercise of all Notes then outstanding.

          "Maximum Lawful Rate" has the meaning set forth in Section 22.10 hereof.

          "Note" or "Notes" has the meaning set forth in Section l(b) hereof.

          "Payment Blockage Period" has the meaning set forth in Section 10.2 hereof.

          "Permitted Liens" means (i) statutory Liens not yet delinquent, (ii) such imperfections or irregularities of title, Liens, easements, charges or encumbrances as do not materially detract from or interfere with the present use of the properties or assets subject thereto or affected thereby, otherwise impair present business operations at such properties, or do not detract from the value of such properties and assets, taken as a whole, (iii) Liens reflected in the Financial Statements or the notes thereto, (iv) the rights of customers of the Company with respect to inventory or work in progress under orders or contracts entered into by the Company in the ordinary course of business, (v) mechanics', carriers', workers', repairmen's, warehousemen's, or other similar Liens arising in the ordinary course of business in respect of obligations not overdue or which are being contested in good faith and covered by a bond in an amount at least equal to the amount of the Lien, and (vi) deposits or pledges to secure workmen's compensation, unemployment insurance, old age benefits or other social security obligations in connection with, or to secure the performance of, bids, tenders, trade contracts not for the payment of money or leases, or to secure statutory obligations or surety or appeal bonds or other pledges or deposits for purposes of like nature in the ordinary course of business.

          "Person" or "person" means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

          "Potential Default" means a condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

          "Preferred Stock" means any class of the capital stock of a corporation (whether or not convertible into any other class of capital stock) which has any right, whether absolute or contingent, to receive dividends or other distributions of the assets of such corporation (including, without limitation, amounts payable in the event of the voluntary or involuntary liquidation, dissolution or winding-up of such corporation), which right is superior to the rights of another class of the capital stock of such corporation.


          "Proprietary Rights"  means  all  (i)  patents,  patent  applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility, model, certificate of invention and design patents, patent applications, registrations and applications for registrations, (ii) trademarks, service marks, trade dress, logos, trade names and corporate names and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data and documentation, (vi) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, manufacturing and production processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (vii) other proprietary rights relating to any of the foregoing and (viii) copies and tangible embodiments thereof.

          "Purchasers" means the persons who accept and agree to the terms hereof as indicated by such persons' signatures on the execution page of this Agreement, together with the persons' successors and assigns.

          "Restricted Payment" means (i) every dividend or other distribution paid, made or declared by the Company or any Subsidiary on or in respect of any class of its capital stock, (ii) every payment in connection with the redemption, purchase, retirement or other acquisition by or on behalf of the Company or any Subsidiary of any shares of the Company's or a Subsidiary's capital stock, whether or not owned by the Company or any Subsidiary, (iii) any prepayments or repayments made on Junior Indebtedness of the Company or a Subsidiary prior to its originally scheduled amortization, and (iv) every payment by or on behalf of the Company or any Subsidiary (whether as repayment or prepayment of principal or as interest or otherwise) on or with respect to (A) any obligation to repay money borrowed owing to or on behalf of any Affiliate of the Company or of any Subsidiary or to any other holder of shares of the capital stock of the Company or a Subsidiary, or (B) any management, consulting or similar arrangement between the Company or a Subsidiary and any Affiliate (other than employment agreements); provided, however, (a) that the restrictions of the foregoing clauses (i) and (ii) shall not apply to any dividend, distribution or other payment on or in respect of capital stock of the Company to the extent payable in shares of the capital stock of the Company, (b) that none of the foregoing clauses shall apply to any payments to or from a wholly-owned Subsidiary to or from the Company, (c) that none of the foregoing clauses shall apply to any payments, distributions or other transfers or actions on or with respect to the Notes or involving the holders of Notes under this Agreement, and (d) none of the foregoing shall apply to up to an aggregate of $250,000 of personal loans or advances from the Company to any of its officers, directors or employees.

          "Rule 144" means (i) Rule 144 under the Securities Act as such rule is in effect from time to time, (ii) Rule 144A under the Securities Act as such Rule is in effect from time to time, and (iii) any successor rule, regulation or law, as in effect from time to time.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules, regulations and interpretations thereunder.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules, regulations and interpretations thereunder.

          "Senior Indebtedness"  has  the  meaning set  forth  in  Section  10.7 hereof.

          "Share" or "Shares" means shares of the Company's Common Stock, or other securities, which can be obtained or have been obtained by a conversion in whole or in part of any Note; "Shares" shall also include any capital stock or other securities into which Shares are changed and any capital stock or other securities resulting from or comprising a reclassification, combination or subdivision of, or a stock dividend on, any Shares.

          "Shelf Registration Statement" has the meaning set forth in Section 16.1(a) hereof.

          "Stated Rate" has the meaning set forth in Section 22.10 hereof.

          "Subsidiary" means any corporation, association or other entity of which more than 50% of the total voting power of shares of stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is, at the time as of which any determination is being made, owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries, or both.

     (b) For all purposes of this Agreement and the Notes, except as otherwise expressly provided or unless the context otherwise requires:

          (i) the words "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Agreement (or if used therein, to the Note) as a whole and not to any particular section or other subdivision;

          (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles consistently applied (except as otherwise provided herein);

          (iii) all computations provided for herein, if any, shall be made in accordance with generally accepted accounting principles consistently applied (except as otherwise expressly provided herein);

          (iv) any uses of the masculine, feminine or neuter gender shall also be deemed to include any other gender, as appropriate;

          (v) all references herein to actions by the Company or any Subsidiary, such as to "sell," "transfer," "dispose of," etc., means such action whether voluntary or involuntary, by operation of law or otherwise; and

          (vi) the exhibits and schedules to this Agreement shall be deemed a part of this Agreement and any exhibit, schedule or annex to any Note shall be deemed a part of such Note.

SECTION 4.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants as follows as of the date hereof and as of the Closing Date:

     4.1. Corporate Existence, Power and Authority.

          (a) The Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The Company and each Subsidiary is duly qualified, licensed and authorized to do business and is in good standing in each jurisdiction in which it owns or leases any material property or in which the conduct of its business requires it to so qualify or be licensed, except for such jurisdictions where the failure to so qualify or be licensed would not have a material adverse effect on the Company's assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects on a consolidated basis. The Company and each Subsidiary has all requisite corporate power, authority and legal right to own or to hold under lease and to operate the properties it owns or holds and to conduct its business as now being conducted.

          (b) The Company has all requisite power, authority and legal right to execute, deliver, enter into, consummate and perform this Agreement and the Notes, including, without limitation, the issuance by the Company of the Notes and the Shares as contemplated herein and therein. The execution, delivery and performance of this Agreement and the Notes, by the Company (including, without limitation, the issuance by the Company of the Notes and the Shares as contemplated herein and therein) have been duly authorized by all required corporate and other actions. Sufficient shares of authorized, but unissued Common Stock have been reserved for issuance upon conversion of the Notes. The issuance of the Notes does not, and the issuance of the Shares upon conversion of the Notes will not be subject to any preemptive right, right of first refusal or any similar right. The Company has duly executed and delivered this Agreement and the Notes and each constitutes, when duly executed and delivered by the Agent and the Purchasers, the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the rights of creditors generally.

     4.2. Stock Ownership. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $.001 par value per share, of which 27,327,080 shares are outstanding on a fully diluted basis. All outstanding shares of Common Stock are duly authorized, validly issued and outstanding and fully paid and non-assessable. Except as disclosed in Exhibit C hereto, there are no outstanding options, warrants, rights, convertible securities or other agreements or plans under which the Company may become obligated to issue, sell or transfer shares of its capital stock or other securities.

     4.3. Subsidiaries. The only Subsidiaries of the Company are those set forth in Exhibit C hereto which are all wholly-owned by the Company. Neither the Company nor any Subsidiary has any investments in any other Person, except as disclosed in Exhibit C hereto. All outstanding capital stock of the Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable and, except as disclosed in Exhibit C hereto, is owned beneficially and of record by the Company free and clear of all Liens, options or claims of any kind. Except as disclosed in Exhibit C hereto, there are no outstanding options, warrants, rights, convertible securities or other agreements or plans under which any Subsidiary may become obligated to issue, sell or transfer shares of its capital stock or other securities. Except as disclosed in Exhibit C hereto, there are no restrictions (whether by agreement, statute (other than the corporate laws of the applicable state of incorporation), rule, regulation, order or otherwise) that may affect or limit the ability of any Subsidiary to pay dividends to the Company of such Subsidiary's earnings (as reported in financial statements prepared under generally accepted accounting principles).

     4.4. No Defaults or Conflicts. No Event of Default or Potential Default has occurred and is continuing. Neither the Company nor any of the Subsidiaries is in violation or default in any material respect (and is not in default in any respect regarding any Indebtedness) under any material indenture, agreement or instrument to which it is a party or by which it or its properties may be bound. The execution, delivery and performance by the Company of this Agreement and the Notes and any of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Notes and the Shares as contemplated herein) does not and will not (i) violate or conflict with, with or without the giving of notice or the passage of time or both, any provision of (A) the respective certificate of incorporation or by-laws of the Company or any of its Subsidiaries or (B) any law, rule, regulation, order, judgment, writ, injunction, decree, agreement, indenture or other instrument applicable to the Company or any of its Subsidiaries or any of their respective properties, (ii) result in the creation of any security interest or Lien upon any of the Company's or any Subsidiary's properties, assets or revenues, (iii) require the consent, waiver, approval, order or authorization of, or declaration, registration, qualification or filing with, any Person (whether or not a governmental authority and including, without limitation, any shareholder approval) or (iv) cause anti-dilution clauses of any outstanding securities to become operative or give rise to any preemptive rights. No such provision referred to in the preceding clause (i) materially adversely affects or will materially adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis or the ability of the Company to perform this Agreement or the Notes or any of the transactions contemplated hereby or thereby.
     4.5. Disclosure Materials; Other Information.

          (a) Attached hereto is the following material (the "Disclosure Material"): (i) the Company's Amendment No. 2 to 1994 Annual Report on Form 10-K/A for the fiscal year ended September 30, 1994, (ii) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1995, (iii) the Company's Definitive Proxy Statement in connection with its annual meeting of stockholders held on March 15, 1995, (iv) Amendment No. 2 to the Company's Registration Statement on Form S-3 (Reg. No. 33-89590) registering the resale of up to 68,000 shares of Common Stock in connection with the exercise of certain warrants, (v) the Company's Registration Statement pursuant to the Securities Exchange Act on Form 8-A, (vi) the Company's Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act on Form 8-K, and (vii) a pro forma consolidated balance sheet of the Company and the Subsidiaries, as of December 31, 1994 and giving effect to the issuance of the Notes as contemplated herein. The audited and unaudited financial statements referred to in the preceding clauses (i) and (ii) fairly present the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of the operations of the Company for such periods and have been prepared in accordance with generally accepted accounting principles consistently applied, except that any such unaudited statements may omit notes and may be subject to year-end adjustments. The Disclosure Material (other than item
(vii)) was prepared in accordance with the requirements of the Securities Exchange Act and does not contain a misstatement of material fact or omit to state a material fact in light of the circumstances (i) on the date such documents were filed with the Commission, and (ii) except as set forth in Exhibit C hereto, on the date hereof. All reports and amendments thereto required to be filed by the Company under Sections 13, 14 or 15(d) of the Securities Exchange Act have been filed and, for the period from December 31, 1993 up to and including the Closing Date, are included in the Disclosure Material.

          (b) There has been no material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis since December 31, 1994.

          (c)  Neither the Company  nor any of the Subsidiaries is  aware of any
material  liabilities,  contingent   or  otherwise,  of  the   Company  and  the
Subsidiaries that have not been disclosed in the Disclosure Material.

          (d) Except as set forth in Exhibit C hereto, nothing has come to the attention of the Company or any of the Subsidiaries that would cause it to believe that any of the Disclosure Material contained or contains a false or misleading statement of a material fact or omits to state any material fact necessary in order to make the statements made in such material, in light of the circumstances under which they were made, not misleading.

          (e) The Company does not have any material direct or contingent liabilities, liabilities for taxes, long-term leases, or unusual forward or long-term commitments as of the date of this Agreement which are not disclosed by, provided for, or reserved against in the financial statements or referred to in notes thereto, and at the date of this Agreement there are no material unrealized or anticipated losses from any unfavorable commitments of the Company.

     4.6. Litigation. Except as disclosed in the Disclosure Material or in Exhibit C hereto, there is no action, suit, proceeding, investigation or claim pending or, to the best of the knowledge of the Company or the Subsidiaries, threatened in law, equity or otherwise before any court, administrative agency or arbitrator which either (i) questions the validity of this Agreement, the Notes or the Shares or any action taken or to be taken pursuant hereto or thereto, or (ii) might adversely affect the right, title or interest of the Purchasers to the Notes or the Shares or (iii) might result in a material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

     4.7. Taxes. Each of the Company and each Subsidiary has filed all federal, state, local and other tax returns and reports, and any other material returns and reports with any governmental authorities, required to be filed by it, except where the failure to make a state or local filing would not have a material adverse affect on such corporation. Each of the Company and each Subsidiary has paid or caused to be paid all taxes (including interest and penalties) that are due and payable, except those (i) which are being contested by it in good faith by appropriate proceedings or (ii) which, the failure to pay was by unintentional oversight or omission and such failure would not have a material adverse effect on such corporation and in respect of both (i) and (ii) adequate reserves are being maintained on its books in accordance with generally accepted accounting principles consistently applied. Neither the Company nor any Subsidiary has any material liabilities for taxes other than those incurred in the ordinary course of business and in respect of which adequate reserves are being maintained by it in accordance with generally accepted accounting principles consistently applied.

     4.8. ERISA.

          (a) Each of the Company and each Subsidiary is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and interpretations thereunder (collectively "ERISA"). Neither the Company nor any Subsidiary has engaged in any "prohibited transaction" which would subject it to a tax or penalty on prohibited transactions imposed by ERISA or by the Internal Revenue Code of 1986, as amended, and the regulations and interpretations thereunder. Exhibit C hereto lists each "employee pension benefit plan" or "employee welfare benefit plan" (as such terms are defined in ERISA) which the Company, any Subsidiary or any of its respective Affiliates has established or maintained or to which it has contributed, or which it is required to maintain or to which it is required to contribute (including, without limitation, any multi-employer plan). No material liability to the Pension Benefit Guaranty Corporation has been or is expected to be incurred with respect to any such plan. There has been no "reportable event", as defined in ERISA, with respect to any such plan, and no event or condition exists which presents a material risk of termination of any such plan by the Pension Benefit Guaranty Corporation.

          (b) The present value of all accrued benefits under each plan referred to in paragraph (a) above does not, as of the date hereof, exceed the value of the respective net assets of each such plan applicable to such benefits.

          (c) The execution, delivery and performance of this Agreement and the Notes and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the offer, issue and sale by the Company, and the purchase by the Purchasers, of the Notes and the Shares) will not, to the best of the knowledge and belief of the Company and the Subsidiaries, involve any "prohibited transaction" within the meaning of ERISA or the Internal Revenue Code of 1986, as amended, and the regulations and interpretations thereunder.

     4.9. Legal Compliance.

          (a) Except as set forth in Exhibit C hereto, each of the Company and each Subsidiary has complied with all applicable laws, rules, regulations, orders, licenses, judgments, writs, injunctions, decrees or demands, except to the extent that failure to comply would not materially adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

          (b) There are no adverse orders, judgments, writs, injunctions, decrees or demands of any court or administrative body, domestic or foreign, or of any other governmental agency or instrumentality, domestic or foreign, outstanding against the Company or any Subsidiary.

     4.10. Permits, Licenses and Approvals. Each of the Company and each Subsidiary possesses such franchises, licenses, permits, consents, approvals and other authority (governmental or otherwise) from any Person as are necessary for the conduct of its business as now being conducted and as proposed to be conducted except where the failure to have such franchises, licenses, permits, consents or approvals would have a material adverse effect on such corporation. Neither the Company nor any Subsidiary is in default in any material respects under any of such franchises, licenses, permits, consents, approvals or other authority.

     4.11. Status Under Certain Statutes. Neither the Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, (ii) a "public utility" as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

     4.12. Environmental Compliance. There is no substance or material defined or designated as a hazardous or toxic waste, material or substance, or other similar term, by any federal, state or local environmental statute, regulation or ordinance on, about or in, in material violation of law, any property, real or personal, in which the Company or any Subsidiary has any interest except for the storage and transportation of used oil samples to be handled and stored in connection with the normal operation of the Company's oil analysis business. To the knowledge of the Company, after due inquiry, there is no (and has not been any) off-site disposal or on-site disposal at any locations currently or formerly owned or occupied by the Company or any Subsidiary as a result of which disposal there would exist a risk that the Company or any Subsidiary would incur a liability or obligation under federal, state or local environmental or other laws, regulations or ordinances. Neither the Company nor any Subsidiary nor, to the best of the knowledge of the Company and of its Subsidiaries, any prior or present owner, operator, tenant, subtenant or invitee of any of the real property (including improvements) owned by the Company or any Subsidiary, or formerly owned by the Company or any Subsidiary, have (i) used, installed, stored, spilled, released, transported, disposed of or discharged any hazardous substances upon, into, beneath, from or affecting such real property (including improvements) in material violation of law, or (ii) received any verbal or written notice, citation, subpoena, summons, complaint or other correspondence or communication from any person with respect to the presence of hazardous substances upon, in, beneath, or emanating from or affecting any of the real property (including improvements) currently or formerly owned or occupied by the Company or any Subsidiary. Neither the Company nor any Subsidiary has any knowledge of any intentional or unintentional, gradual or sudden, release, disposal or discharge upon, into or beneath the real property (including improvements) currently or formerly owned or occupied the Company or any Subsidiary, that has caused or is causing soil or groundwater contamination which under applicable environmental laws, regulations or ordinances could require investigation or remediation or could otherwise create a material liability or obligation on the part of the Company or any Subsidiary.

     4.13. Indebtedness. Exhibit C hereto sets forth (i) the amount of all Indebtedness of the Company or any Subsidiary outstanding on the Closing Date,
(ii) any Lien with respect to such Indebtedness and (iii) a description of each instrument or agreement governing such Indebtedness. The Company has made available to the Purchasers a complete and correct copy of each such instrument or agreement (including all amendments, supplements or modifications thereto). Except as disclosed in Exhibit C hereto, no default exists with respect to or under any such Indebtedness or any instrument or agreement relating thereto.
     4.14. Offering of Notes. Neither the Company nor any agent nor other Person acting on its behalf, directly or indirectly, (i) offered any of the Notes or any similar security of the Company (A) by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or (B) for sale to or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any Person other than the Purchasers or not more than 10 other institutional investors each of which the Company reasonably believed was an "accredited investor" within the meaning of Regulation D under the Securities Act (as defined in Exhibit F hereto) or (ii) has done or caused to be done (or has omitted to do or to cause to be done) any act which act (or which omission) would result in bringing the issuance or sale of the Notes or Shares within the registration provisions of Section 5 of the Securities Act.

     4.15. Solvency. After the Closing Date and after giving effect to the sale of the Notes contemplated hereby and the receipt of the proceeds thereof by the Company, the Company will not (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the fair salable value of its assets is less than the amount required to pay its probable liability on existing debts as they mature),
(ii)  have unreasonably small  capital with which  to engage in  its business or
(iii) have incurred debts beyond its ability to pay as they become due.

     4.16.     Intellectual Property.

          (a) Exhibit C hereto sets forth a complete and accurate list of all of the Company's and the Subsidiaries' material Proprietary Rights. The Company has taken all reasonable measures to protect the proprietary nature of each such Proprietary Right, and to maintain in confidence all trade secrets and confidential information that it owns or uses.

          (b) To the knowledge of the Company, (i) no other Person has any rights to any of the Proprietary Rights owned or used by the Company except pursuant to agreements or licenses specified in Exhibit C hereto, (ii) no other Person is infringing, violating or misappropriating any such Proprietary Right that the Company and the Subsidiaries owns or uses, and (iii) no Proprietary Right is subject to any outstanding order or claim.

     4.17. Disclosure. Neither this Agreement nor any of the exhibits, attachments, written statements, documents, certificates or other items prepared for or supplied to the Purchasers by or on behalf of the Company with respect to the transactions contemplated hereby contains any untrue statements of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company or its executive officers have intentionally withheld from the Purchasers and of which the Company, or any of its officers, directors or executive officers is aware and which could reasonably be anticipated to have a material adverse effect on the Company.

SECTION 5.     REPRESENTATIONS OF THE PURCHASERS

     Each Purchaser, severally and not jointly, represents and warrants, to the Company as follows as of the Closing Date:

          (a) The Purchaser has all requisite power, authority and legal right to execute, deliver, enter into, consummate and perform this Agreement. The execution, delivery and performance of this Agreement by the Purchaser have been duly authorized by all required corporate, partnership or other actions. The Purchaser has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the rights of creditors generally. The Purchaser has properly completed the form of Purchaser Questionnaire attached hereto as Exhibit G and such completed Purchaser Questionnaire is true and complete in all material respects.

          (b) The Purchaser is capable of evaluating the risk of its investment in the Notes being purchased by it and is able to bear the economic risk of such investment, that it is purchasing the Notes to be purchased by it for its own account, and that the Notes are being purchased by it for investment and not with a present view to any distribution thereof (or the Shares). It is understood that the disposition of the Purchaser's property shall at all times be within the Purchaser's control. If the Purchaser should in the future decide to dispose of any of its Notes or Shares, it is understood that it may do so only in compliance with the Securities Act, applicable state securities laws and this Agreement. The Purchaser represents that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act, as set forth in Exhibit F hereto.

          (c) The Purchaser has reviewed the risk factors set forth in the Purchaser Questionnaire and because of the risk factors set forth in the Purchaser Questionnaire recognizes that the acquisition of the Notes involves a high degree of risk, including, without limitation, that transferability is extremely limited and the Purchaser may not be able to liquidate an investment in the event of an emergency. The Purchaser recognizes the highly speculative nature of the acquisition of the Notes and is able to bear the economic risk thereof.

          (d) The Purchaser hereby acknowledges that it has been furnished the Disclosure Materials and all other publicly available information regarding the Company which the Purchaser had requested or desired to know; all other publicly available documents which could be reasonably provided have been made available for the Purchaser's inspection and review and the Purchaser has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the Company and the Notes and the Shares. The Purchaser is not aware of any general solicitation in the offering of the Notes by the Company and will immediately notify the Company if he becomes aware of any such general solicitation.

          (e)  The Purchaser has reviewed the following legends:

               (i)  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
          ACT, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE TRANSACTION OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

               (ii) THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

               (iii) FOR ALL PURCHASERS: THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. ANY SALE MADE PURSUANT TO SUCH EXEMPTION PROVISIONS IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT. A WITHDRAWAL WITHIN SUCH THREE DAY PERIOD WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS MEMORANDUM, INDICATING HIS INTENTION TO WITHDRAW.

               SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY THE TELEPHONE, TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

               THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS INVOLVED FOR AN INDEFINITE PERIOD OF TIME.

               (iv) FOR SALES IN CALIFORNIA: THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
          CALIFORNIA CORPORATIONS CODE BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED
          UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE CALIFORNIA CORPORATIONS CODE, IF SUCH REGISTRATION IS REQUIRED.

          SECURITIES HAVE BEEN SOLD IN FLORIDA.

               (v) FOR SALES IN MARYLAND: THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MARYLAND SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MARYLAND SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.


SECTION 6.     PREPAYMENTS AND REPAYMENTS

     6.1. Mandatory Prepayments. The Company agrees that it shall prepay in full the aggregate principal amount of all Notes outstanding upon the occurrence of any Change in Control Event; provided that such prepayment shall be subject to the Purchasers' right to convert their Notes into Shares in accordance with
Section 17 hereof. Upon any prepayment of the principal amount of any Notes pursuant to this Section 6.1, the Company shall also pay the holder or holders of any such Notes any accrued and unpaid interest to the date of prepayment (or repayment). The aggregate principal amount of each prepayment of Notes pursuant to this Section 6.1 shall be allocated among all Notes at the time outstanding, in proportion, as nearly as practicable, to the respective unpaid principal amounts of such Notes.

     6.2. Optional Prepayments. The Company may at any time after June 9, 1996, prepay all or part of the principal amount of outstanding Notes at a price equal to the sum of all accrued interest on the principal amount of the Notes to be prepaid plus the aggregate principal amount of the Notes to be prepaid; provided that such prepayments shall be in denominations of at least $100,000 or any larger multiple of $10,000; and provided further, that such prepayment shall be subject to the Purchasers' right to convert their Notes into Shares in accordance with Section 17 hereof. The right of the Company to prepay Notes pursuant to this Section 6.2 shall be conditioned upon its giving notice of prepayment, signed by its President and Treasurer, to the holders of Notes not less than ten (10) days and not more than sixty (60) days prior to the date upon which the prepayment is to be made specifying (i) the registered holder of each Note to be prepaid, (ii) the aggregate principal amount being prepaid, (iii) the date of such prepayment, (iv) the accrued and unpaid interest (to but not including the date upon which the prepayment is to be made) and (v) the calculation of the amount of such prepayment. Notice of prepayment having been so given, the aggregate principal amount of the Notes so specified in such notice and all accrued and unpaid interest thereon shall become due and payable on the specified prepayment date. If any prepayment (or repayment) pursuant to this Section 6.2 does not repay in full the aggregate principal amount of all Notes then outstanding, then the aggregate amount of such prepayment (or repayment) of the principal amount of Notes shall be allocated among all Notes at the time outstanding, in proportion, as nearly as practicable, to the respective unpaid principal amounts of such Notes.

SECTION 7.     AFFIRMATIVE COVENANTS

     The Company covenants and agrees as follows:

     7.1. Use of Proceeds.

          (a) The Company will use the net proceeds realized from the sale of the Notes for working capital purposes.

          (b) No portion of such proceeds will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying, within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, any "margin stock" as defined in said Regulation U, or any "margin stock" as defined in Regulation G of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of purchasing, carrying or trading in securities within the meaning of Regulation T of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of reducing or retiring any indebtedness which both (i) was originally incurred to purchase any such margin stock or other securities and (ii) was directly or indirectly secured by such margin stock or other securities.

     7.2. Financial Information.  The Company shall deliver to the Agent:

          (a) as soon as practicable, and in any event within one hundred twenty (120) days after the close of each fiscal year of the Company, (i) a consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and (ii) consolidated and consolidating statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such fiscal year, in each case setting forth in comparative form the corresponding figures for the preceding fiscal year, all such balance sheets and statements to be in reasonable detail and certified (except for the consolidating information) without qualification by independent public accountants of recognized national standing selected by the Company, and such statements shall be accompanied by a management analysis of any material differences between the results for such fiscal year and the corresponding figures for such prior period and between such results and the historical budgeted figures for such year;

          (b) as soon as practicable, and in any event within fifty (50) days after the close of each of the first three (3) fiscal quarters of the Company,
(i) a consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter and (ii) consolidated and consolidating statements of income, retained earnings and cash flows of the Company and its Subsidiaries for the portion of the fiscal year ended with the end of such quarter, in each case to be in reasonable detail, certified by the principal financial officer or the President of the Company and setting forth in comparative form (except for the consolidating information) the corresponding figures for the comparable period one year prior thereto (subject to normal year-end adjustments) and the comparable figures included in the budget for such quarter (as submitted or modified pursuant to paragraph (a) above), together with a management analysis of any material differences between such results and the corresponding figures for such prior period and between such results and the historical budgeted figures;

          (c) as soon as practicable, copies of any annual, special or interim audit reports or management or comment letters with respect to the Company or its Subsidiaries or their operations submitted to the Company by independent public accountants;

          (d) as soon as practicable, copies (i) of all financial statements, proxy material or reports sent to the Company's or any Subsidiary's stockholders, (ii) of any public or press releases and (iii) of all reports or registration statements filed with the Commission pursuant to the Securities Act or the Securities Exchange Act;

          (e) as soon as practicable, such other financial and business data as may reasonably be requested by the Agent.

     7.3. Inspection. The Company shall permit the Agent and any authorized representative of the Agent to visit and inspect any of the properties of the Company and its Subsidiaries, to examine their respective books of account and to discuss their business, affairs, finances and accounts with their officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that nothing herein shall be construed as requiring the Agent to perform such inspections and provided further that any such inspections may be conditioned on the Agent executing a standard confidentiality request upon the reasonable request of the Company.

     7.4. Maintenance of Existing Properties and Franchises; Compliance with Law; Taxes; Insurance; Payments of Senior Indebtedness. The Company shall, and shall cause each Subsidiary to:

          (a) maintain their respective corporate existence, rights and other franchises in full force and effect; provided, that the Company may terminate the corporate existence of any Subsidiary, or permit the termination or abandonment of rights or other franchises, if in the opinion of the Company it is no longer in the Company's best interests to maintain such existence, rights or other franchises and such termination or abandonment will not be prejudicial in any material respect to the holders of the Notes;

          (b) maintain their Proprietary Rights in full force and effect and maintain their respective tangible properties and assets in good repair, working order and condition so far as necessary or advantageous to the proper carrying on of their respective businesses;

          (c) comply in all material respects with all applicable laws and with all applicable orders, rules, rulings, certificates, licenses, regulations, demands, judgments, writs, injunctions and decrees;

          (d) pay promptly when due all taxes, fees, assessments and other governmental charges imposed upon their respective properties, assets or income and all claims or indebtedness (including, without limitation, materialmen's, vendor's, workmen's and like claims) which might become a Lien upon such properties or assets; provided, that payment of any such tax, fee, assessment, charge, claim or indebtedness shall not be necessary so long as (i) the applicability or validity thereof shall be contested in good faith by appropriate proceedings and a reserve, if appropriate, shall have been established with respect thereto and (ii) failure to make such payment will not have a material adverse effect on the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis;

          (e) keep insured, by financially sound and reputable insurers, all their respective properties of a character customarily insured by entities similarly situated, against loss or damage of the kinds and in amounts customarily insured against by such entities and with such deductibles or coinsurance as is customary; and

          (f) pay or cause to be paid when due all payments of principal, interest or premium on Indebtedness and will not permit or suffer any event of default with respect to any Indebtedness (as defined therein or in the instrument under which the same is outstanding).

     7.5. Notices. The Company shall give notice to the Agent and all holders of Notes promptly after it learns (other than by notice from all of such holders) of the existence of any of the following:

          (a)  any Event of Default or any Potential Default;

          (b) any default under any other Indebtedness (or under any indenture, mortgage or other agreement relating to any Indebtedness) which Indebtedness is in an aggregate principal amount exceeding $25,000 (or the equivalent thereof in other currencies) in respect of which the Company or any Subsidiary is liable;

          (c) any action or proceeding which has been commenced or threatened against the Company or any of its Subsidiaries and which, if adversely determined, would have, individually or in the aggregate, a material adverse effect on the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries on a consolidated basis or the ability of the Company to perform its obligations under this Agreement or the Notes;

          (d) any dispute which may exist between the Company or any of its Subsidiaries and any governmental regulatory body which may, individually or in the aggregate, materially adversely affect the normal business operations of the Company or any of its Subsidiaries or the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries on a consolidated basis or the ability of the Company to perform its obligations under this Agreement or the Notes; and

          (e)  any   (i)  "reportable  event'  (as   such  term  is  defined  in
Section 4043(b) of ERISA), (ii) "complete withdrawal" or "partial withdrawal" (within the meaning of Sections 4203 and 4205 of ERISA) from a Multiemployer Plan (as defined in Section 3(37) of ERISA) or (iii) "prohibited transaction" (as such term is defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended) in connection with any employee benefit pension plan (as defined in Section 3(2) of ERISA), maintained or contributed to (or required to be maintained or contributed to) by the Company, any Subsidiary of the Company or any Affiliate of the Company (including, without limitation, any multi-employer plan), or any trust created thereunder, which in the case of clause (i), (ii) or (iii) may, either individually or in the aggregate, result in a liability which would materially adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries on a consolidated basis or the ability of the Company to perform its obligations under this Agreement or the Notes.

Such notice (i) with respect to (a) or (b), shall specify the nature and period of existence of any such Potential Default, Event of Default or other default and what the Company proposes to do with respect thereto and (ii) with respect to (c), (d) or (e), shall specify the nature of any such matter referred to in such clause, what action the Company or any Subsidiary proposes to take with respect thereto and what action any other relevant Person is taking or proposes to take with respect thereto.

     7.6. Environmental Matters.

          (a) The Company and each Subsidiary shall keep any real property (including improvements) either owned or occupied by the Company or any Subsidiary free and clear of any Liens imposed for failure to comply with any environmental laws, regulations or ordinances (each, an "Environmental Lien"); provided, however, that so long as no Potential Default or Event of Default shall occur and be continuing, the Company or any Subsidiary shall have the right at its sole cost and expense, and acting in good faith, to contest, object or appeal by appropriate legal proceeding the validity of any Environmental Lien. The contest, objection or appeal with respect to the validity of an Environmental Lien shall suspend the Company's obligation to eliminate such Environmental Lien under this paragraph pending a final determination by appropriate administrative or judicial authority of the legality, enforceability or status of such Environmental Lien, provided that the following conditions are satisfied: (i) contemporaneously with the commencement of such proceedings, the Company shall give written notice thereof to the Agent; and (ii) if under applicable law any real property or improvements thereon are subject to sale or forfeiture for failure to satisfy the Environmental Lien prior to a final determination of the legal proceedings, the Company must successfully move to stay such sale, forfeiture or foreclosure pending final determination of the Company's action; and (iii) the Company must, if requested, furnish to the Agent and the holders of Notes a good and sufficient bond, surety, letter of credit or other security satisfactory to the Agent equal to the amount (including any interest and penalty) secured by the Environmental Lien.

          (b) The Company shall defend, indemnify and hold harmless each holder of Notes, the Agent and their respective employees, officers, directors, agents, representatives and assigns, from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits and claims, joint or several, and any costs, disbursements and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to (i) the presence, disposal, release, removal, discharge, storage or transportation of any hazardous substances or wastes, upon, into, from or affecting any real property (including improvements) owned or occupied (or formerly owned or occupied) by the Company; and (ii) any judicial or administrative action, suit or proceeding, actual or threatened, relating to hazardous substances, or wastes, upon, in, from or affecting any real property (including improvements) owned or occupied (or formerly owned or occupied) by the Company; and (iii) any violation of any environmental law, regulation or ordinance by the Company or any of its agents, tenants, subtenants or invitees; and (iv) the imposition of any Environmental Lien for the recovery of costs expended in the investigation, study or remediation of any environmental liability of (or asserted against) the Company or any Subsidiary.

          (c) To the extent that the Company is strictly liable without regard to fault under any environmental law, regulation or ordinance, the Company's obligation to the holders of Notes and the Agent under any of the indemnification provisions of this Agreement shall likewise be strict without regard to fault with respect to the violation of any environmental law, regulation or ordinance which results in any liability to the Agent or the holders of Notes.

     7.7. Reservation of Shares. There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the conversion of the then outstanding Notes.

     7.8. No Dilution or Impairment. The Company shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Notes. The Company shall at all times in good faith assist in the carrying out of all such terms, and in the taking of all such action, as may be necessary or appropriate in order to protect the rights of the holders of Notes against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value or the determined or stated capital of any shares of Common Stock receivable upon the conversion of the Notes to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of the Company's Common Stock, free from all taxes, Liens and charges with respect to the issue thereof, upon the conversion of the Notes from time to time outstanding, (c) shall not take any action which results in any adjustment of the conversion price under the Notes if the total number of shares of the Company's Common Stock (or other securities) issuable after the action upon the conversion of all of the Notes would exceed the total number of shares of Common Stock (or other securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise and (d) shall not issue any capital stock of any class which is preferred as to dividends or as to distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited, with respect to dividends, to a fixed sum or percentage of par value or a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or similar indicator of interest rates and, with respect to a distribution of assets, to a fixed sum or percentage of par value.

     7.9. Listing of Shares. If any shares of the Company's Common Stock are listed on any national securities exchange, then the Company will take such action as may be necessary, from time to time, to list all outstanding Shares on such exchange.

     7.10.     Securities Exchange Act Registration.  The Company shall:

          (a) Maintain effective a registration statement (containing such information and documents as the Commission shall specify and otherwise complying with the Securities Exchange Act) with respect to the Common Stock of the Company under Section 12(b) or Section 12(g), whichever is applicable, of the Securities Exchange Act and will file on time such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to such Section 12(b) or Section 12(g), whichever is applicable.

          (b) Upon the request of the Agent or any holder of Notes or Shares, make whatever other filings with the Commission, or otherwise make generally available to the public such financial and other information, as the Agent or any such holder may deem reasonably necessary or desirable in order to enable such holder to be permitted to sell Shares pursuant to the provisions of Rule 144.

     7.11. Maintenance of Public Market. The Company shall not proceed with a program of acquisition of its own Common Stock, initiate a corporate reorganization or recapitalization or authorize or consent to any action which would have the effect of:

          (a) removing the Company from registration with the Commission under the Securities Exchange Act, or

          (b) reducing substantially or eliminating the public market for shares of Common Stock of the Company.

SECTION 8.     NEGATIVE COVENANTS

     The Company further covenants and agrees as follows:

     8.1. Financial Restrictions.

          (a) The Company shall not permit the ratio on the last day of any fiscal quarter of its Indebtedness to equity to exceed 1.5 to 1.

          (b) Neither the Company nor any Subsidiary will declare or make or permit to be declared or made:

               (i)  any Restricted Payment; or

               (ii) any investment in any corporation not theretofore wholly-owned by the Company and/or a wholly-owned Subsidiary in which the aggregate amount of all such investments outstanding at any one time exceeds $100,000; provided that the Company or any wholly-owned Subsidiary may incorporate and invest in additional wholly-owned Subsidiaries.

     8.2. Merger, Sale of Assets, Dissolution, Etc. The Company shall not, directly or indirectly, (a) enter into any merger, reorganization or consolidation; or (b) transfer, sell, assign, lease, or otherwise dispose of all or substantially all of its properties or assets; or (c) transfer, sell, assign, discount, lease, or otherwise dispose of any of its notes or other instruments, accounts receivable, or contract rights with or without recourse, except for collection in the ordinary course of business, or any assets or properties necessary or desirable for the proper conduct of its business; or (d) change the nature of its business; or (e) enter into any arrangement, directly or indirectly, with any Person whereby the Company shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property which the Company intends to use for substantially the same purpose or purposes as the property being sold or transferred; or (f) wind up, liquidate, or dissolve itself or its business; or (g) agree to effect any of the foregoing.

     8.3. Limitations on Loans, Investments, and Advances. The Company shall not, directly or indirectly, make or have outstanding a loan, Guarantee or advance to or an investment in, or acquire all or a substantial part of the assets or properties of, or own or acquire stock or other securities of, any Person other than a wholly-owned Subsidiary, except (a) stock or other securities received in settlement of a debt that was created in the ordinary course of business, (b) travel advances in the ordinary course of business to its officers and employees, (c) readily marketable securities issued by the United States of America or a U.S. corporation with a rating of "AA" or better from Standard & Poors, (d) certificates of deposit or repurchase agreements of First Union Bank or of any other financial institution of comparable standing,
(e) up to $250,000 of personal loans or advances to officers, directors and employees, (f) accounts receivables and other credit arrangements with non-affiliated customers of the Company entered into at arms length in the ordinary course of business or (g) Senior Indebtedness.

     8.4. Regulation U. The Company shall not permit any part of the proceeds of the loan or loans made pursuant to this Agreement to be used to purchase or carry or to reduce or retire any loan incurred to purchase or carry any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock, or to be used for any other purpose which violates, or which would be inconsistent with, the provisions of Regulation U or other applicable regulation. The Company covenants that it is not engaged and will not become engaged as one of its principal or important activities in extending credit for the purpose of purchasing or carrying such margin stock. If requested by the Agent, the Company shall furnish to such holder in connection with any loan or loans hereunder, a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said regulation.

     8.5. Changes in Governing Documents, Accounting Methods, Fiscal Year. The Company shall not amend in any respect its charter or bylaws from that in existence on the date of this Agreement or change its accounting methods or practices, its depreciation or amortization policy or rates, or its fiscal year end if the effect of such amendment would adversely affect the rights of the holders of the Notes and Shares, except as required to comply with law or with GAAP.
     8.6. Permitted Indebtedness.

          (a) Neither the Company nor any Subsidiary will create, incur, assume or be or remain liable on any Indebtedness other than:

               (i) Indebtedness represented by or incurred under the Notes and this Agreement;

               (ii) Indebtedness existing on the Closing Date and identified in Exhibit C hereto;

               (iii)     Senior  Indebtedness   to   the  extent   such   Senior
     Indebtedness does not result in a violation of Section 8.1 hereof;

               (iv) Junior Indebtedness in excess of $500,000 unless all the holders of such Junior Indebtedness execute one or more subordination agreements in form and substance satisfactory to the Agent and such Indebtedness does not result in a violation of Section 8.1 hereof; and

               (v) Indebtedness incurred to prepay or repay in full the remaining outstanding principal amount of Notes and all other amounts due thereon or hereunder.

     8.7. No  Change  in  Business.    Neither  the  Company  nor  any  of   its
Subsidiaries will change substantially the character of its business as conducted on the Closing Date as described in the Disclosure Material.

     8.8. Affiliate  Loans   and  Guarantees.    Except   for  the  transactions
contemplated by this Agreement, neither the Company nor any Subsidiary may incur or permit to exist any of the following:

          (a) any obligation of the Company or of any Subsidiary to repay money borrowed owing to (i) any officer, director, employee or shareholder of the Company, or (ii) any officer, director, employee or shareholder of any Subsidiary; or

          (b) any obligation, to any Person, which obligation is assumed or guaranteed by the Company or a Subsidiary and which is an obligation of (i) any officer, director, employee or shareholder of the Company, (ii) any officer, director, employee or shareholder of any Subsidiary.

     8.9. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into any transaction or agreement (including, without limitation, the purchase, sale, distribution, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company or of any Subsidiary, other than a wholly-owned Subsidiary of the Company, on terms that are less favorable to the Company or such Subsidiary, as the case may be, than those which might be obtained at the time of such transaction from a Person who is not such an Affiliate.

     8.10. Liens, Etc. The Company will not create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of its assets, properties or income, other than the following:

          (i) purchase money liens or purchase money security interests upon or in any property acquired or held by the Company or any Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred and used solely for the purpose of financing the acquisition of such property, provided that the principal amount of Indebtedness secured by each such lien or interest in each item of property shall not exceed the cost of the item subject thereto and that any such lien or interest shall not apply to any other property, assets or income of the Company or any Subsidiary;

          (ii) Liens existing on such property at the time of its acquisition by the Company or a Subsidiary (other than any such Lien created in contemplation of such acquisition), provided that the aggregate principal amount of Indebtedness secured by the Liens referred to in clause (i) above and this clause (ii) shall not exceed $100,000 at any time outstanding;

          (iii) Liens existing on the date hereof and disclosed in Exhibit C hereto;

          (iv) Permitted Liens; and

          (v)  Liens securing Senior Indebtedness.

     8.11. Private Placement Status. Neither the Company nor any agent nor other Person acting on the Company's behalf will do or cause to be done (or will omit to do or to cause to be done) any act which act (or which omission) would result in bringing the issuance or sale of the Notes or Shares within the registration provisions of Section 5 of the Securities Act (other than in accordance with a registration and qualification of Shares under Section 16 hereof).

SECTION 9.     CONDITIONS TO PURCHASERS' OBLIGATIONS

     The Purchasers' obligation to purchase the Notes hereunder is subject to satisfaction of the following conditions at the Closing (any of which may be waived by the Agent):

     9.1. Accuracy of Representations and Warranties. The representations and warranties of the Company herein or in any certificate or document delivered pursuant hereto shall be correct and complete on and as of the Closing Date with the same effect as though made on and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement).

     9.2. Compliance with Agreements; No Defaults. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement and the Notes and any other document contemplated hereby or thereby which are required to be performed or complied with by the Company on or before the Closing Date. On the Closing Date (after giving effect to the transactions contemplated hereby), there shall be no Event of Default or Potential Default.

     9.3. Officers'  Certificate.     The  Purchasers  shall   have  received  a
certificate dated the Closing Date and signed by the President and by the Secretary or the Treasurer of the Company, to the effect that the conditions of Sections 9.1, 9.2 and 9.5 hereof have been satisfied.

     9.4. Proceedings. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and the Notes, and all documents incident thereto, shall be in form and substance reasonably satisfactory to the Purchasers and their counsel, and the Purchasers shall have received all such originals or certified or other copies of such documents as the Purchasers or their counsel may reasonably request.

     9.5. Legality; Governmental and Other Authorization. The purchase of and payment for the Notes shall not be prohibited by any law or governmental order, rule, ruling, regulation, release, interpretation or opinion applicable to the Purchasers and shall not subject the Purchasers to any penalty, tax, liability or other onerous condition. Any necessary consents, approvals, licenses, permits, orders and authorizations of, and any filings, registrations or qualifications with, any governmental or administrative agency or other person, with respect to the transactions contemplated by this Agreement and the Notes shall have been obtained or made and shall be in full force and effect. The Company shall have delivered to the Purchasers, upon their reasonable request setting forth what is required, factual certificates or other evidence, in form and substance reasonably satisfactory to the Purchasers and their counsel, to enable the Purchasers to establish compliance with this condition.

     9.6. Time of Purchase. The Closing shall not be later than 5:00 P.M., New York time, on June 9, 1995.

     9.7. No Change in Law, etc. No legislation, order, rule, ruling or regulation shall have been proposed, enacted or made by or on behalf of any governmental body, department or agency, and no investigation by any governmental authority shall have been commenced or threatened, and no action, suit or proceeding shall have been commenced before, and no decision shall have been rendered by, any court, other governmental authority or arbitrator, which, in any such case, in the Purchasers' reasonable judgment could materially adversely affect, restrain, prevent or change the transactions contemplated by this Agreement and the Notes (including without limitation the issuance of the Notes hereunder and the issuance of Shares upon conversion of the Notes) or materially and adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

     9.8. Opinion of Counsel. The Purchasers shall have received an opinion dated the Closing Date and addressed to the Purchasers of Cohen, Chernay, Norris, Weinberger & Harris, counsel for the Company. Such opinion shall be in form and substance satisfactory to the Purchasers and to the effect set forth in Exhibit D hereto.

     9.9. Other Documents and Opinions. The Purchasers shall have received such other documents and opinions, in form and substance reasonably satisfactory to the Purchasers and its counsel, relating to matters incident to the transactions contemplated hereby as the Purchasers may reasonably request.

SECTION 10.    SUBORDINATION

     10.1. Agreement to Be Bound. All Notes shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness. Each holder of a Note, whether upon original issue or upon transfer or assignment thereof, by its acceptance hereof agrees that provisions contained in this Section 10 shall be for the benefit of the holders of the Senior Indebtedness and may be enforced directly by such holders.

     10.2. Priority of Senior Indebtedness. No payment on account of principal of, if any, or interest on the Notes shall be made, nor shall any assets be applied to the purchase or other acquisition or retirement of the Notes, for a period (the "Payment Blockage Period") of (i) sixty (60) days after both of the following have occurred (A) either (1) the Company shall have defaulted in paying principal or interest under any Senior Indebtedness or (2) the principal amount of any Senior Indebtedness shall have been accelerated upon an event of default thereunder and (B) written notice of such payment event of default or of such acceleration shall have been given (by the Company or by the holders of Senior Indebtedness) to the Agent, stating that clause (i) of this
Section 10.2 is therefore applicable; or (ii) thirty (30) days after both of the following have occurred: (A) the Company shall have defaulted in the performance of any financial covenant under any Senior Indebtedness and such default shall have become an event of default thereunder and (B) written notice of such event of default shall have been given (by the Company or by the holders of Senior Indebtedness) to the Agent, stating that clause (ii) of this Section 10.2 is therefore applicable; provided, that if a Payment Blockage Period arises under the preceding clause (ii) and if (I) such event of default giving rise to such Payment Blockage Period leads to an acceleration of such Senior Indebtedness as referred to in the preceding clause (i) or (II) a payment default on interest or principal of such Senior Indebtedness, as referred to in the preceding clause
(i) occurs during such Payment Blockage Period, then (in the case of either subclause (I) or (II)) the number of days in any such resulting Payment Blockage Period under clause (i) shall be reduced by the number of days which have already elapsed in such Payment Blockage Period under clause (ii); provided, further, that (x) any Payment Blockage Period arising as a result of clause
(i)(A)(l) above shall terminate immediately upon the payment of such defaulted principal or interest (or if such payment is otherwise cured or waived or if such Senior Indebtedness is no longer outstanding), (y) any Payment Blockage Period arising as a result of clause (i)(A)(2) above shall terminate immediately upon the payment in full of such accelerated Senior Indebtedness or the rescission or annulment of such acceleration or if such Senior Indebtedness is no longer outstanding and (z) any Payment Blockage Period arising as a result of clause (ii) above shall terminate immediately when such event of default has been cured or waived or if such Senior Indebtedness is no longer outstanding; provided, further, that under no circumstances shall there be more than two (2) Payment Blockage Periods in any three hundred sixty-five (365) consecutive day period. As used in this paragraph, an "event of default" is an event of default
(x) as defined in any Senior Indebtedness or in the instrument under which the same is outstanding and (y) which would permit the acceleration of such Senior Indebtedness prior to its maturity.

     10.3. Liquidation; Dissolution; Bankruptcy. Upon any payment or distribution of assets of the Company (whether in cash, property or securities) to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in any bankruptcy, insolvency, receivership or similar proceeding regarding the Company, all amounts due or to become due upon all Senior Indebtedness then outstanding shall first be paid in full before the holders of the Notes shall be entitled to receive any assets so paid or distributed in respect thereof; provided, that with respect to the foregoing, the holders of Notes may receive securities which are subordinate to (at least to the extent that the Notes are subordinate to Senior Indebtedness pursuant to the terms hereof) and junior in right of payment to the payment of all Senior Indebtedness then outstanding. Upon any such dissolution or winding-up or liquidation, reorganization or other proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Notes would be entitled, except for these provisions, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the holders of Senior Indebtedness which was then outstanding (pro rata to each of such holders on the basis of the respective amounts of Senior Indebtedness then held by such holders or their representatives), to the extent necessary to pay all such Senior Indebtedness which was then outstanding in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Notes.

     10.4.     No Prejudice or Impairment; Reinstatement.

          (a) The holders of the Senior Indebtedness may, without in any way affecting the subordination hereunder, at any time or from time to time and in their absolute discretion, but subject to Section 8.1 hereof, change the manner, place, time or other terms of payment of, or renew or alter, any Senior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any of their rights under the Senior Indebtedness, including, without limitation, waiver of default thereunder, all without notice to or assent from the holders of the Notes. The absence of any notice to, or knowledge by, any holder of Notes of the existence or occurrence of any of the matters or events set forth in this paragraph shall not impair or otherwise affect the rights of the holders of Senior Indebtedness against holders of Notes under the subordination provisions of this Section 10.

          (b) The provisions of this Section 10 shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be restored or returned by the holders of such Senior Indebtedness upon the occurrence of any event described in Section 10.3 hereof, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial part of its property, all as though such payment had not been made.

     10.5. Subrogation. Subject to the payment in full of all Senior Indebtedness, the holders of the Notes shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company made on the Senior Indebtedness until the principal of, and interest on (and any other amounts due with respect to) the Notes and all other amounts due under this Agreement shall be paid in full. For the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the holders of the Notes would be entitled except for the provisions of this Section 10 shall, as among the Company, its creditors other than the holders of Senior Indebtedness, and the holders of Notes, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that these provisions in this
Section 10 are, and are intended, solely for the purpose of defining the relative rights of the holders of the Notes, on the one hand, and the holders of Senior Indebtedness, on the other hand.

     10.6. Obligations Unaffected. Nothing contained in this Section 10 is intended to or shall impair as among the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Notes, the obligation of the Company, which shall be absolute and unconditional, to pay to the holders of the Notes the principal of, and interest on the Notes, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness. Nothing herein shall prevent any holder of the Notes from exercising any remedies otherwise permitted by applicable law upon the occurrence of an Event of Default, subject to the rights, if any, under these provisions of the holders of Senior Indebtedness, and nothing herein shall prevent the conversion of the Notes (or any part thereof) in accordance with their terms.

     10.7. Definition of Senior Indebtedness. The term "Senior Indebtedness" shall mean the principal of and interest on Indebtedness of the Company secured by a first priority security interest in the assets and properties of the Company which is received from a bank or other financial institution having capital and surplus of $100,000,000 or more, whether such Indebtedness is currently outstanding or hereafter incurred, and any renewals, modifications, refundings or extensions of any such Indebtedness, unless under the provisions of the instrument creating or evidencing any such Indebtedness, or pursuant to which the same is outstanding, it is provided that such Indebtedness is subordinate in right of payment to any other Indebtedness of the Company (including, without limitation, the Notes); provided, that Senior Indebtedness shall not include (i) any obligations under any provision of any agreement or instrument regarding such Senior Indebtedness in respect of penalties or additional interest charged on account of overdue payments of principal, interest or other payments, (ii) any Indebtedness owing to any Subsidiary or to any other Affiliate (of the Company or of any Subsidiary) or to any other holder of shares of the Company's Common Stock or (iii) Indebtedness incurred in violation of any limitation on Indebtedness in Sections 8.1 or 8.8 hereof.

SECTION 11.    AMENDMENT; WAIVER; CONSENT

     (a) This Agreement and the Notes may be amended (or any provision hereof or thereof waived) only with the written consent of the Agent; provided, however, that no such amendment or waiver shall (i) change the fixed maturity of any Note, the rate or the time of payment of interest thereon, the principal amount thereof, the prepayment provisions of Section 6 hereof, the currency in which payments are to be made, the current conversion price of a Note or the registration rights under Section 16 hereof, without the consent of the holder of the Note or Share so affected or (ii) reduce the aforesaid percentage of Notes the holders of which are required to consent to any such amendment or waiver, without the consent of the holders of all the Notes then outstanding or
(iii) increase the percentage of the amount of the Notes, the holders of which may declare the Notes to be due and payable under Section 13 hereof, without the consent of the holders of all the Notes then outstanding.

     (b) The Company agrees that the Agent and all holders of Notes or Shares shall be notified by the Company in advance of any proposed amendment or waiver, but failure to give such notice shall not in any way affect the validity of any such amendment or waiver. In addition, promptly after obtaining the written consent of the holders herein provided, the Company shall transmit a copy of any amendment or waiver which has been adopted to the Agent and all holders of Notes or Shares then outstanding, but failure to transmit copies shall not in any way affect the validity of any such amendment or waiver.

     (c) The Company and each holder of a Note or Share then or thereafter outstanding shall be bound by any amendment or waiver effected in accordance with the provisions of this Section 11, whether or not such Note or Share shall have been marked to indicate such modification, but any Note or Share issued thereafter shall bear a notation as to any such modification (but the failure to bear any such notation shall not affect the validity of any such subsequently issued Note or Share, which shall be enforceable in accordance with its terms subject to any such modification).

SECTION 12.    EXCHANGE OF NOTES; CANCELLATION OF
           SURRENDERED NOTES; REPLACEMENT

     (a) Subject to Section 15 hereof, at any time at the request of any holder of one or more of the Notes to the Company at its principal executive office, the Company at its expense (except for any transfer tax or any other tax arising out of the exchange) will issue and deliver to or upon the order of the holder in exchange therefor new Notes, in such denomination or denominations as such holder may request (which must be in denominations of $10,000 or any larger multiple of $10,000, plus one Note in a lesser denomination, if required), in aggregate principal amount equal to the unpaid principal amount of the Note or Notes surrendered and substantially in the form thereof, dated as of the date to which interest has been paid on the Note or Notes surrendered (or, if no interest has yet been so paid thereon, then dated the date of the Note or Notes so surrendered) and payable to such person or persons or order as may be designated by such holder. Any such new Note shall bear any notation required by Section 15(b) hereof.

     (b)  All  Notes or  portions thereof  which have  been prepaid  pursuant to
Section 6 hereof, shall be canceled by the Company and no Notes shall be issued in lieu of the principal amount so prepaid.

     (c) Any Note which is converted in whole or in part shall be canceled by the Company. No new Notes shall be issued in lieu of any portion of such Note which has been converted, and the Company shall issue a new Note or Notes with respect to any nonconverted portion of such Note.

     (d) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction, upon delivery of a lost security affidavit reasonably satisfactory to the Company (if requested by the Company, or in the case of any such mutilation, upon surrender of such Note which surrendered Note shall be canceled by the Company, the Company will issue a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note as if the lost, stolen, destroyed or mutilated Note were then surrendered for exchange.

SECTION 13.    DEFAULTS

     (a)  Any of the following shall constitute an "Event of Default":

          (i) the Company defaults in the payment (whether or not such payment is prohibited under Section 10 hereof) of (A) any part of the principal of any Note, when the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise or (B) the interest on any Note, when the same shall become due and payable, and such default in the payment of interest shall have continued for five (5) days; or

          (ii) the Company defaults in the performance of any of the covenants contained in Sections 7.1(b), 7.5, 8.3, 8.5 or 8.11 hereof; or

          (iii) the Company defaults in the performance of any other agreement or covenant contained in this Agreement or the Notes and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given to the Company by any holder or holders of the Notes (the Company to give forthwith to all other holders of the Notes at the time outstanding written notice of the receipt of such notice, specifying the default referred to therein); or

          (iv) any representation or warranty by the Company herein or in any certificate delivered by the Company pursuant hereto or thereto proves to have been incorrect in any material respect when made; or

          (v) an event of default occurs under any indenture(s) or instrument(s) evidencing or under which there is at the time outstanding any Indebtedness of the Company or any Subsidiary in an aggregate principal amount of at least $25,000, which event of default allows the due date of such Indebtedness to be accelerated; or

          (vi) a final judgment or order which, either alone or together with other final judgments or orders against the Company and its Subsidiaries, exceeds an aggregate of $100,000 is rendered by a court of competent jurisdiction against the Company or any Subsidiary and such judgment or order shall have continued undischarged or unstayed for thirty (30) days after entry thereof; or

          (vii) the Company or any Subsidiary shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts; or a receiver or trustee is appointed for the Company or any Subsidiary or for all or substantially all of its assets and, if appointed without its consent, such appointment is not discharged or stayed within thirty (30) days; or proceedings under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the Company or any Subsidiary, and, if contested by it, are not dismissed or stayed within thirty (30) days; or any writ of attachment or execution or any similar process is issued or levied against the Company or any Subsidiary or any significant part of its property and is not released, stayed, bonded or vacated within thirty (30) days after its issue levy; or the Company or any Subsidiary takes corporate action in furtherance of any of the foregoing.

     (b)  If an Event  of Default occurs pursuant to any  of clauses (i) through
(vi) of Section 13(a) hereof, then and in each such event the Agent or the Majority Noteholders may at any time (unless all Events of Default shall theretofore have been waived or remedied) at its or their option, by written notice or notices to the Company, declare all the Notes to be due and payable. Upon any such declaration or upon the occurrence of an Event of Default pursuant to clause (vii) of Section 13(a) hereof (in which case no declaration is required), all Notes shall forthwith immediately mature and become due and payable, together with interest accrued thereon, all without presentment, demand, protest or notice, all of which are hereby waived. However, if, at any time after the principal of the Notes shall so become due and payable and prior to the date of maturity stated in the Notes, all principal and interest on the Notes (with interest at the rate specified in the Notes on any overdue principal and, to the extent legally enforceable, on any overdue interest) shall be paid by or for the account of the Company, then the Majority Noteholders, by written notice or notices to the Company, may waive such Event of Default and its consequences and rescind or annul such declaration, but no such waiver shall extend to or affect any subsequent Event of Default or impair any right or remedy resulting therefrom. If any holder of a Note shall give any notice or take any other action with respect to a claimed default, the Company, forthwith upon receipt of such notice or obtaining knowledge of such other action, will give written notice thereof to all other holders of the Notes then outstanding, describing such notice or other action and the nature of the claimed default.

SECTION 14.    REMEDIES

     (a) In case any one or more Events of Default shall occur and be continuing, the holder of a Note or Share then outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in such Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or for any other remedy (including, without limitation, damages).

     (b) In case of a default in the payment of any principal of, or interest on any Note, or default in the observance of any other agreement or covenant of the Company in this Agreement or in a Note, the Company will pay to the holder thereof or party thereto, in addition to any interest otherwise required, such further amount as shall be sufficient to cover any and all costs and expenses of enforcement and collection, including, without limitation, reasonable attorneys' fees and expenses.

     (c) No course of dealing and no delay on the part of any holder of any Note or any Share or any party to this Agreement in exercising any rights or remedies shall operate as a waiver thereof or otherwise prejudice such holder's or party's rights. No right or remedy conferred hereby, or by any Note shall be exclusive of any other right or remedy referred to herein or therein or available at law, in equity, by statute or otherwise.

     (d) The Purchasers shall, in addition to other remedies provided by law, have the right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any breach or threatened breach of the provisions of this Agreement will cause irreparable injury to the Purchasers and that money damages will not provide an adequate remedy. Nothing contained herein shall be construed as prohibiting the Purchasers from pursuing any other remedies available to the Purchasers for such breach or threatened breach, including, without limitation, the recovery of damages from the Company.

SECTION 15.    RESTRICTIONS ON TRANSFER

     (a) Each holder of a Note or Share by acceptance thereof agrees that it will not sell or otherwise dispose of any Notes or Shares unless (i) such Notes or Shares have been registered under the Securities Act and, to the extent required, under any applicable state securities laws, or (ii) such Notes or Shares are sold in accordance with the applicable requirements and limitations of Rule 144 and any applicable state securities laws, or (iii) the Company has been furnished with an opinion or opinions from counsel (which opinion(s), with respect to the sale of the Shares pursuant to Rule 144, shall be provided by the Company's counsel at the Company's cost within three business days of the request therefor or the requirement of an opinion of counsel shall be deemed waived) to the effect that registration under the Securities Act and any applicable state securities laws is not required for the transfer as proposed (which opinion may be conditioned upon the transferee's assuming the obligations of a holder of Notes or Shares under this Section).

     (b) The Company may endorse on all Notes and Share certificates a legend stating or referring to the transfer restrictions contained in paragraph (a) above; provided, that no such legend shall be endorsed on any Share certificates which, when issued, are no longer subject to the restrictions of this Section 15; provided, further, that if a transfer is made pursuant to clause (i) or (ii) of paragraph (a) and a legend is no longer required or if an opinion of counsel provided pursuant to clause (iii) of paragraph (a) concludes that the legend is no longer necessary, the Company will deliver upon transfer Notes or Share certificates, as the case may be, without such legends.

SECTION 16.    REGISTRATION RIGHTS

     16.1.     Shelf Registration.

          (a) The Company shall use its best efforts to cause to be filed as soon as reasonably practicable a registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") as to the issuance of Shares upon the conversion of all Notes and shall use its best efforts to cause such Shelf Registration Statement to become effective as soon as practicable thereafter. The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective until the earlier of
(i) three years following the date on which such Shelf Registration Statement becomes effective under the Securities Act, or (ii) such time as no Shares continue to be restricted securities (as defined in Rule 144); provided that the Company shall not be deemed to have used its best efforts to keep the Shelf Registration Statement effective during the applicable period if it voluntarily takes any action under the Securities Act that would result in holders of Shares not being able to receive registered Shares during that period unless (i) such action is required under applicable law or (ii) such actions are taken by the Company in good faith and for valid business reasons so long as the Company properly thereafter complies with the requirements of Section 16.1(b) hereof, if applicable.

          (b) Upon the occurrence of any event that would cause the Shelf Registration Statement (i) to contain a material misstatement or omission or
(ii) not to be effective and usable for the issuance of the Shares during the period that such Shelf Registration Statement is required to be effective and usable, the Company shall use best efforts to promptly file an amendment to the Shelf Registration Statement or a document incorporated in the Shelf Registration Statement by reference which would have the same effect as an amendment thereto, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause (i) or (ii), use its best efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as practicable thereafter.

          (c) If written notice that the Shelf Registration Statement has been declared effective shall not have been given on or before October 31, 1995, then, in each case, on the applicable date and thereafter the Company shall pay additional interest on the Notes equal to the Delay Rate (as defined below). Such additional interest shall cease to accrue on the date such Registration Statements have been filed or declared effective, as applicable.

          (d) In addition to the additional interest payments provided in paragraph (c) above, if following the initial date of effectiveness of the Shelf Registration Statement the Company notifies the Noteholders that the Shelf Registration Statement is not usable and effective at a time when the aggregate number of days for which the Shelf Registration Statement has not been usable and effective exceeds 90 days (the date on which the 90 day limit is exceeded being referred to as the "Event Date") then on the Event Date and thereafter additional interest shall accrue on the Notes at the "Delay Rate" for each day that the Shelf Registration Statement is not usable and effective. The "Delay Rate" shall equal (i) one percent (1%) per annum for each of the first 30 days after the Event Date on which the Shelf Registration Statement is not effective and usable and (ii) three percent (3%) per annum for each day thereafter. The foregoing time period shall be calculated without regard to whether the days during which the Shelf Registration Statement is not usable and effective are consecutive.
     16.2.     Piggyback Rights.

          (a) If the Company shall at any time propose to file a registration statement under the Securities Act for any underwritten sales of shares of the Company's Common Stock (or any warrants, units, convertibles, rights or other securities related or linked to any shares of the Company's Common Stock) on behalf of the Company or otherwise, the Company shall give written notice of such registration no later than thirty (30) days before its filing with the Commission to the Agent and all holders of Notes or Shares; provided, that registrations relating solely to securities to be issued by the Company in connection with (a) any acquisition on Form S-4 or (b) any employee benefit plan on Form S-8 (or successor forms) under the Securities Act shall not be subject to this Section 16.2. If holders of Notes or Shares so request within thirty
(30) days, the Company shall include in any such registration the Shares held or to be held upon conversion of Notes by such holders and requested to be included in such registration. In the first registration to which this Section 16.2 applies, the holders of Notes or Shares desiring to participate in such registration shall have the priority right over other selling shareholders to include in such registration Shares representing at least one-third (1/3) of the sum of (i) Shares then outstanding from previous conversion of Notes and (ii) Shares then obtainable upon conversion of all Notes then outstanding. However, the Company shall not be obligated to so include the Shares to the extent any underwriter or underwriters of such securities being otherwise registered by the Company shall determine in good faith that the inclusion of such Shares would jeopardize the successful sale of such other securities proposed to be sold by such underwriter or underwriters, in which case holders of Notes or Shares desiring to participate in such registration shall be entitled to participate in any such reduced number of Shares (if any) which may be included in such registration (along with other holders of Company Common Stock exercising piggyback rights with respect to such registration) in proportion to their relative holdings of the Company's Common Stock (whether held directly or through the right to obtain Shares upon the exercise of Notes held by such holders). Holders of Notes or Shares desiring to participate in any registration rights under this Section 16.2 shall be entitled to participate (as among themselves) pro rata in proportion to their relative holdings of Shares (whether such Shares are held directly or through the right to obtain such Shares upon conversion of Notes held by such holders). The obligations and rights of the Company and the holders under this Section 16.2 shall not affect in any way their obligations and rights under Section 16.1 hereof. Holders of Notes or Shares participating in any underwritten registration pursuant to this
Section 16.2 shall, upon the request of the underwriters, not sell any Notes or Shares held by them for the period commencing seven (7) days before the effective date of such registration statement and ninety (90) days after the effective date of such registration statement without the written consent of the underwriters managing such offering.

     16.3.     Expenses.   Except  as  otherwise specifically  provided in  this
Section 16, the entire costs and expenses of registration and qualification pursuant to Section 16.1 hereof and of any registration and qualification pursuant to Section 16.2 hereof shall be borne by the Company. Such costs and expenses shall include, without limitation, underwriting fees or commissions, the fees and expenses of counsel for the Company and of its accountants, all other costs, fees and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the reasonable fees and expenses of a special counsel to the holders of Notes or Shares relating to such registration and qualification, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Shares and the costs and expenses (including fees and disbursements of counsel) incurred in connection with the qualification of the Shares under the Blue Sky laws of various jurisdictions. The Company may satisfy the requirements of this Section 16.3 with respect to legal fees by causing its counsel (which shall be approved by the Agent) to also represent the holders of the Notes or Shares, unless the Agent determines in its reasonable discretion that separate counsel is required.
     16.4.     Procedures.

          (a)  In the  case of  each registration  or qualification  pursuant to
Section 16.1 or 16.2 hereof, the Company will keep the Agent and all holders of Notes or Shares advised in writing as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will advise any such holder, upon request, of the progress of such proceedings.

          (b) At the Company's expense, the Company will keep each registration and qualification under Section 16.2 hereof effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate for a period of one hundred twenty (120) days after the effective date of such registration statement, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current and the further qualification under any applicable Blue Sky or other state securities laws to permit such sale or distribution, all as requested by such holder or holders. With respect to registrations under Sections 16.1 and 16.2 hereof, the Company will immediately notify each holder on whose behalf Shares have been registered pursuant to this Section 16, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          (c) The Company will furnish to each holder on whose behalf Shares have been registered pursuant to Section 16.2 hereof a signed counterpart, addressed to such holder, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement, and (ii) a so-called "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement; such opinion of counsel and accountants' letter shall be in the same form as provided to the underwriters of such offering and shall cover substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities, or shall be in such other form as is received by the underwriters in connection with such registration.

          (d) Without limiting any other provision hereof, in connection with any registration of Shares under this Section 16, the Company will use its best efforts to comply with the Securities Act, the Securities Exchange Act and all applicable rules and regulations of the Commission, and will make generally available to its securities holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve (12) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (e) In connection with any registration of Shares under Section 16.2 hereof, the Company will, if requested by the underwriters for any Shares included in such registration, enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution. The holders on whose behalf Shares are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Notes or Shares. Such underwriting agreement shall also comply with Section 16.6 hereof.

          (f) In connection with the preparation and filing of each registration statement registering Shares under this Section 16, the Company shall give the Agent and the underwriters participating in the registration, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements, as shall be necessary, in the opinion of the Agent or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.

     16.5. Provision of Documents. The Company shall, at the expense of the Company, furnish to each Person required to receive a prospectus under the Securities Act, such number of registration statements, prospectuses, offering circulars and other documents incident to any registration or qualification referred to in this Section 16.

     16.6. Indemnification. The Company will indemnify and hold harmless each holder of Notes or Shares and any underwriter (as defined in the Securities
Act) for such holder and each person, if any, who controls the holder or underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which the holder or underwriter or such controlling person may be subject, under the Securities Act or otherwise, insofar as any thereof arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in (i) any registration statement under which such Shares were registered under the Securities Act pursuant to Section 16.1 or 16.2 hereof, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or (ii) any other document incident to the registration of the Shares under the Securities Act or the qualification of the Shares under any state securities laws applicable to the Company, or (b) the omission or alleged omission to state in any item referred to in the preceding clause (a) a material fact required to be stated therein or necessary to make the statements therein not misleading or (c) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act or any other federal or state securities law, rule or regulation applicable to the Company and relating to action or inaction by the Company in connection with any such registration or qualification, except insofar as such losses, claims, damages, liabilities or expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by such holder or by any underwriter for such holder expressly for use therein (with respect to which information such holder or underwriter shall so indemnify and hold harmless the Company, any underwriter for the Company and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act), (b) arise out of such holder's failure to satisfy the prospectus delivery requirements of the Securities Act, or (c) arise out of such holder's sale of the Shares in violation of state securities laws in a state in which the selling holders did not request qualification. The Company will enter into an underwriting agreement with the underwriter or underwriters for any offering registered under the Securities Act pursuant to Section 16.1 or 16.2 hereof and with the holders of Notes or Shares selling Shares pursuant to such offering, and such underwriting agreement shall contain customary provisions with respect to indemnification and contribution which shall, at a minimum, provide the indemnification set forth above.

SECTION 17.    CONVERSION

     17.1. Right to Convert. Each holder of a Note or Notes on or after June 9, 1996 shall have the right, at its option, at any time on or before the close of business on June 9, 2000 (except that, with respect to any Note or portion of a Note that shall be called for redemption, such right shall commence upon such notice of redemption if prior to June 9, 1996 and terminate at the close of business on the date fixed for redemption of such Note or portion of a Note or the business day preceding the date of redemption, unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Note and any accrued interest thereon into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount (and any accrued and unpaid interest thereon) of the Note or portion thereof surrendered for conversion by the conversion price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided in
Section 17.9 hereof; provided, however, that in order to exercise such conversion privilege, the holder must convert at least 20% of all Notes held by him on the date of conversion. The initial conversion price is $10.00 per Share. A holder of a Note is not entitled to any rights of a holder of Common Stock until such holder has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this
Section 17.

     17.2. Exercise of Conversion Privilege. In order to exercise the conversion privilege, the holder of any Note to be converted in whole or in part shall surrender such Note, duly endorsed on the Note (or by letter), at the principal executive office of the Company and shall give written notice of conversion in the form provided on the Notes (or such other notice that is acceptable to the Company) to the Company at such office that the holder elects to convert such Note or the portion thereof specified in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock that shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 17.5 hereof. Each Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by the holder or his duly authorized attorney.

          As promptly as practicable after the surrender of such Note and the receipt of such notice and funds, if any, as aforesaid, the Company shall issue and shall deliver at such office or agency to such holder, or on his written order, a certificate or certificates for the number of full Shares issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Section 17 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in
Section 17.3 hereof. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, the Company shall execute and deliver to or upon the written order of the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

          Each conversion shall be deemed to have been effected on the date on which such Note shall have been surrendered and such notice shall have been received by the Company, as aforesaid, and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the conversion price in effect on the date upon which such Note shall have been surrendered.

     17.3. Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment therefor in cash at the current market value thereof. The current market value of a share of Common Stock shall be the Closing Price on the first business day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted.

     17.4. Current Conversion Price. The term "conversion price" shall mean initially $10.00 per Share, subject to adjustment. For purposes of this Section 17.4, the conversion price of $10.00 shall be deemed to have become effective at the close of business on the Closing Date but shall be subject to adjustment as set forth in Section 17.5 hereof. The term "current conversion price" as used herein shall mean the conversion price, as the same may be adjusted from time to time as hereinafter provided, in effect at any given time. In determining the current conversion price, the result shall be expressed to the nearest $0.10, but any such lesser amount shall be carried forward and shall be considered at the time of and together with the next subsequent adjustment which, together with any adjustments to be carried forward, shall amount to $0.10 per Share or more.

     17.5. Adjustment of Conversion price. The conversion price shall be subject to adjustment, from time to time, as follows:

          (a) Adjustments for Stock Dividends, Recapitalizations, Etc. In case the Company shall, after the Closing Date, (i) pay a stock dividend or make a distribution (on or in respect of any class of its capital stock) in shares of its capital stock (whether shares of its Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, then, in any such case, the current conversion price in effect immediately prior to such action shall be adjusted to a price such that if the holder of a Note were to convert such Note in full immediately after such action, such holder would be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Note been converted immediately prior thereto (with any record date requirement being deemed to have been satisfied), and, in any such case, such conversion price shall thereafter be subject to further adjustments under this Section 17. An adjustment made pursuant to this subsection (a) shall become effective retroactively on the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

          (b) Adjustments for Other Distributions. In case the Company shall, after the Closing Date, fix a record date for the making of a distribution to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of (i) cash (whether or not payable out of earnings or surplus),
(ii) other assets (other than dividends payable in  the Company's Common Stock),
(iii) evidences of indebtedness or other securities of the Company or of any entity other than the Company (other than dividends payable in the Company's Common Stock), or (iv) subscription rights, options or warrants to purchase any of the foregoing assets or securities, whether or not such rights, options or warrants are immediately exercisable (any such distribution under clause (i), (ii), (iii) or (iv), hereinafter collectively referred to as "Distributions on Common Stock"), the Company shall deliver to the holders of outstanding Notes the Distribution on Common Stock to which they would have been entitled if they had exercised all of the Notes held by them for the Company's Common Stock immediately prior to the record date for the purpose of determining stockholders entitled to receive such Distribution on Common Stock.

          (c) Adjustments for Issuance of Additional Stock. Subject to the exceptions referred to in Section 17.5(e) hereof and except as otherwise provided for in Section 17.5(a) hereof, in case the Company shall at any time or from time to time after the Closing Date issue any additional shares of its Common Stock ("Additional Common Stock") for a consideration per share less than the greater of (i) the then current Closing Price per share of the Company's Common Stock or (ii) the current conversion price in effect, in each case, immediately prior to the issuance of such Additional Common Stock, then, and thereafter successively upon each such issuance, the current conversion price shall forthwith be reduced to a price equal to the lesser of:

               (A) the price determined by multiplying such current conversion price by a fraction, of which:

                         (1) the numerator shall be (i) the number of shares of the Company's Common Stock outstanding when the then current conversion price became effective plus (ii) the number of shares of the Company's Common Stock which the aggregate amount of consideration, if any, received by the Company upon all issues of its Common Stock since the current conversion price became effective (including the consideration, if any, received for such Additional Common Stock) would purchase at the then current Closing Price per share of the Company's Common Stock, and

                         (2)  the denominator shall be  (i) the number of shares
          of the Company's Common Stock outstanding when the current conversion price became effective plus (ii) the number of shares of the Company's Common Stock issued since the current conversion price became effective (including the number of shares of such Additional Common Stock); and

                    (B) the price determined by dividing (x) the aggregate amount of consideration, if any, received by the Company upon all issues of its Common Stock since the then current conversion price became effective (including the consideration, if any, received for such Additional Common Stock) by (y) the number of shares of Common Stock of the Company issued since the then current conversion price became effective (including the number of shares of such Additional Common Stock);

provided, however, that such adjustment shall be made only if such adjustment results in a current conversion price less than the current conversion price in effect immediately prior to the issuance of such Additional Common Stock. The Company may, but shall not be required to, make any adjustment of the current conversion price if the amount of such adjustment shall be less than $0.10, but any adjustment that would otherwise be required then to be made which is not so made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than $0.10.

          (d)  Certain  Rules in  Applying the  Adjustment for  Additional Stock
Issuances.   For  purposes  of any  adjustment as  provided  in Section  17.5(c)
hereof, the following provisions shall also be applicable:

               (1) Cash Consideration. In case of the issuance of Additional Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the net cash proceeds received by the Company for such Additional Common Stock after deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with the issuance of, such Additional Common Stock.

               (2) Non-Cash Consideration. In case of the issuance (otherwise than upon conversion or application of obligations or shares of stock of the Company) of Additional Common Stock for a consideration other than cash, or a consideration a part of which shall be other than cash, the amount of the consideration other than cash so received or to be received by the Company shall be deemed to be the value of such consideration at the time of its receipt by the Company as determined in good faith by the Board of Directors of the Company, provided, that where the non-cash consideration consists of the cancellation, surrender or exchange of outstanding obligations of the Company (or where such obligations are otherwise converted into shares of the Company's Common Stock), the value of the non-cash consideration shall be deemed to be the present value of the amount, including principal and any accrued interest, as of the time of the Company's receipt, of the obligations canceled, surrendered, satisfied, exchanged or converted. If the Company receives consideration, part or all of which consists of publicly traded securities, the value of such non-cash consideration shall be the aggregate Closing Price of such securities as of the close of the day immediately preceding the date of their receipt by the Company net of commissions, taxes and other fees to be paid upon transfer from the subscriber of the Common Stock.

               (3) Options, Warrants, Convertibles, Etc. In case of the issuance (other than by way of a Distribution on Common Stock covered by Section 17.5(b) hereof), whether by distribution or sale to holders of its Common Stock or to others, by the Company of (i) any security that is convertible into the Company's Common Stock or (ii) any rights, options, stock appreciation rights or benefits tied to the value of the Common Stock or warrants to purchase the Company's Common Stock, if inclusion thereof would result in a current conversion price lower than if excluded, the Company shall be deemed to have issued, for the consideration described below, the number of shares of the Company's Common Stock into which such convertible security may be converted when first convertible, or the number of shares of the Company's Common Stock deliverable upon the exercise of such rights, options or warrants when first exercisable, as the case may be (and such shares shall be deemed to be Additional Common Stock for purposes of Section 17.5(c) hereof). The consideration deemed to be received by the Company at the time of the issuance of such convertible securities or such rights, options or warrants shall be the consideration so received determined as provided in Section 17.5(d)(1) and (2) hereof after deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance of such convertible securities or rights, options or warrants, plus (x) any consideration or adjustment payment to be received by the Company in connection with such conversion or, as applicable, (y) the aggregate price at which shares of the Company's Common Stock are to be delivered upon the exercise of such rights, options or warrants when first exercisable (or, if no price is specified and such shares are to be delivered at an option price related to the market value of the subject Common Stock, an aggregate option price bearing the same relation to the market value of the subject Common Stock at the time such rights, options or warrants were granted). If, subsequently, (1) such number of shares into which such convertible security is convertible, or which are deliverable upon the exercise of such rights, options or warrants, is increased or (2) the conversion or exercise price of such convertible security, rights, options or warrants is decreased, then the calculations under the preceding two sentences (and any resulting adjustment to the current conversion price under 17.5(c) hereof) with respect to such convertible security, rights, options or warrants, as the case may be, shall be recalculated as of the time of such issuance but giving effect to such changes (but any such recalculation shall not result in the current conversion price being higher than that which would be calculated without regard to such issuance).

               (4) Number of Shares Outstanding. The number of shares of the Company's Common Stock as at the time outstanding shall exclude all shares of the Company's Common Stock then owned or held by or for the account of the Company but shall include the aggregate number of shares of the Company's Common Stock at the time deliverable in respect of the convertible securities, rights, options, stock appreciation rights and warrants referred to in Section 17.5(d)(3) hereof.

          (e) Exclusions from the Adjustment for Additional Stock Issuance. No adjustment of the current conversion price under Section 17.5(c) hereof shall be made as a result of or in connection with:

               (1)  the issuance of Shares upon the conversion of the Notes; or

               (2) the issuance of Common Stock of the Company to officers and employees of the Company and Subsidiaries, or the grant to, or the exercise by, any such persons of options to purchase Common Stock of the Company; provided, that any such issuance or grant shall be pursuant to the Company's 1993 Stock Option Plan and 1990 Stock Plan duly adopted by the Company's Board of Directors and the Company's shareholders and such exercise price for any such Common Stock shall be (a) at least the Closing Price at the time of the grant of such option for options (as defined in such option plans) granted after June 9, 1995 and (b) at least the then existing exercise prices for any Options issued and outstanding on or prior to June 9, 1995; provided, further, that if any shares of the Company's Common Stock are issued or obtainable under such plan in violation of the foregoing restrictions, there shall be an adjustment as provided in Section 17.5(c) hereof with respect to such violation.

To the extent that the issuance (or deemed issuance) of the Company's Common Stock shall not result in any adjustment of the current conversion price pursuant to the provisions of this Section 17.5(e), then such Common Stock shall not be taken into account for purposes of determining any adjustment under
Section 17.5(c) hereof.

          (f) Accountants' Certification. Whenever the current conversion price is adjusted as provided in this Section 17.5, the Company will promptly obtain an officer's certificate of its Chief Financial Officer setting forth the current conversion price as so adjusted, the computation of such adjustment and a brief statement of the facts accounting for such adjustment, and will mail to the Agent and the holders of the Notes a copy of such certificate. The Agent shall be entitled to review such certificate and propose any modifications thereto prior to its distribution to the holders of the Notes. In the event of any dispute between the Agent and the Company over a conversion price adjustment, the two parties shall submit the matter to the Company's independent accountants for resolution.

          (g) Antidilution Adjustments under other Securities. Without limiting any other rights available hereunder to the holders of Notes, if there is an antidilution adjustment (x) under any security which is convertible into Common Stock of the Company whether issued prior to or after the date hereof or
(y) under any rights, options or warrants to purchase Common Stock of the Company whether issued prior to or after the date hereof (except for the Notes and except as stated in Section 17.5(e) hereof) which (in the case of clause (x) or (y)) results in a reduction in the exercise or purchase price with respect to such security or rights or results in an increase in the number of shares obtainable under such security or rights, then an adjustment shall be made under this Section 17.5(g) to the current conversion price hereunder. Any such adjustment under this Section 17.5(g) shall be whichever of the following results in a lower current conversion price: (A) a reduction in the current conversion price equal to the percentage reduction in such exercise or purchase price with respect to such security or rights or (B) a reduction in the current conversion price which will result in the same percentage increase in the number of Shares available hereunder as the percentage increase in the number of shares available under such security or rights. Any such adjustment under this Section 17.5(g) shall only be made if it would result in a lower current conversion price than that which would be determined pursuant to any other antidilution adjustment otherwise required hereunder as a result of the event or circumstance which triggered the adjustment to the securities or rights described in clause
(x) or (y) above (and if any such adjustment is so made under this Section 17.5(g), then such other antidilution adjustment otherwise required hereunder shall not be made as a result of such event or circumstance).

          (h)  Other  Adjustments.   Without  limiting  any  provisions of  this
Section 17.5 or any other provisions of this Agreement, in case any event shall occur as to which any of the provisions of this Section 17.5 are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights represented by the Notes in accordance with the essential intent and principles of this Section 17.5, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 17.5, necessary to preserve, without dilution, the conversion rights represented by the Notes. Upon receipt of such opinion, the Company will promptly mail copies thereof to the holders of the Notes and shall make the adjustments described therein.

          (i) Meaning of "Issuance". References in this Agreement to "issuance" of stock by the Company include issuances by the Company of previously unissued shares and issuances, sales or other transfers by the Company of treasury stock.

          (j) Participation in Rights Offerings. In the event the Company shall effect an offering of Common Stock or other stock pro rata among its stockholders, the holder shall be entitled, at the holder's option, regardless of whether the Note is otherwise then convertible, in lieu of the adjustments set forth herein, to elect to participate in each and every such offering as though the Notes had been converted and the holder was, at the time of any such rights offering, then a holder of that number of shares of Common Stock to which the holder is then entitled on the exercise hereof.

          (k) Participation in Stock Dispositions. In the event that the Company shall offer, approve, accept or recommend an offering, sale, transfer, redemption, cancellation or other disposition of Common Stock (including, without limitation, by way of any merger, capital reorganization, or reclassification or recapitalization of the capital stock of the Company) to its stockholders (other than in any offering described in subsection (a) above) or in the event that the Company liquidates or dissolves following a sale or transfer of all or substantially all of its assets to any entity, the Company shall arrange as part of such offering or sale for the participation of the holders, at the holders' option, regardless of whether the Note is otherwise then convertible, with respect to including the Shares issuable upon conversion hereof in such offering or sale upon substantially identical terms (after taking into account the conversion price if the Note is to be so included).

          (l) If (i) the Shelf Registration Statement shall not have been filed as contemplated by Section 16.1(a) hereof, or (ii) the Company shall fail to make timely filings under Section 7.10(a) hereto (including any extensions), such that the aggregate number of days such filings are late (i.e., past the due date, or extended due date, as applicable) exceeds 30 or any multiple thereof (i.e. 30, 60, 90 etc.), in the case of (i) or (ii) the current conversion price of the Notes shall be decreased $2.00 upon the occurrence of such event and each time such event reoccurs.

     17.6. Company's Consolidation or Merger. If the Company shall at any time consolidate with or merge into another corporation (where the Company is or is not the continuing corporation after such merger or consolidation), the holder of a Note shall thereafter be entitled to receive, upon the conversion thereof in whole or in part, the securities or other property to which (and upon the same terms and with the same rights as) a holder of the number of Shares then deliverable upon the conversion thereof would have been entitled upon such consolidation or merger (subject to subsequent adjustments under Section 17.5 hereof), and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure such holder that the provisions of this Agreement shall thereafter be applicable in relation to any securities or property thereafter deliverable upon the conversion of the Note, including, but not limited to, obtaining a written acknowledgment from the continuing corporation of its obligation to supply such securities or property upon such conversion and to be so bound by the Notes and this Agreement. A sale, transfer or lease of all or substantially all of the assets of the Company to another person shall be deemed a consolidation or merger for the foregoing purposes.

     17.7.     Notice to Noteholders.

          In case at any time

          (i) the Company shall take any action which would require an adjustment in the current conversion price pursuant to Section 17.5(a),
     (c), (g) or (h); or

          (ii) the Company shall authorize the granting to the holders of its Common Stock of any Distributions on Common Stock as set forth in Section 17.5(b); or

          (iii) there shall be any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or from par value to no par value or from no par value to par value of the Company's Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale, transfer or lease of all or substantially all of the assets of the Company; or

          (iv) there   shall  be   a   voluntary  or   involuntary  dissolution,
     liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give written notice to the holders of the Notes and the Agent, not less than twenty (20) days before any record date or other date set for definitive action, of the date on which such action, reorganization, reclassification, sale, transfer, lease, consolidation, merger, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of any such action (to the extent such effect may be known at the date of such notice) on the current conversion price and the kind and amount of the shares and other securities and property deliverable upon conversion of the Notes. Such notice shall also specify any date as of which the holders of record of the Company's Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon any such reorganization, reclassification, sale, transfer, lease, consolidation, merger, dissolution, liquidation or winding-up, as the case may be.

     17.8. Specific Performance. The Company agrees and stipulates that the remedies at law of a holder of a Note in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Section 17 are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     17.9.     Taxes  on  Shares Issued.   The  issue  of stock  certificates on
conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The above provisions of this Section 17 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

SECTION 18.    EXPENSES

     (a) Whether or not the transactions herein contemplated are consummated, the Company will pay (i) the costs and expenses of the preparation and production of this Agreement and the issuance of the Notes and the Shares and the furnishing of all opinions by counsel for the Company, (ii) the fees and disbursements of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. in connection with this Agreement, the Notes and the transactions contemplated hereby and thereby (whether or not a Closing occurs hereunder and if a Closing occurs the Company will make such payment on the Closing Date), and (iii) the fees and disbursements of counsel to the Purchasers in connection with any amen-dments to or modifications or waivers of any provisions of this Agreement or the Notes or in connection with any other agreements between the Purchasers and the Company.

     (b) In addition to all other sums due hereunder or provided for in this Agreement, the Company shall pay to the Purchasers or its agents, respectively, an amount sufficient to indemnify such persons (net of any taxes on any indemnity payments) against all reasonable costs and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) and damages and liabilities incurred by the Purchasers or its agents pursuant to any investigation or proceeding against any or all of the Company, the Purchasers, or their agents, arising out of or in connection with this Agreement or the Notes (or any transaction contemplated hereby or thereby or any other document or instrument executed herewith or therewith or pursuant hereto or thereto), whether or not the transactions contemplated by this Agreement are consummated, which investigation or proceeding requires the participation of the Purchasers or its agents or is commenced or filed against the Purchasers or its agents because of this Agreement or the Notes or any of the transactions contemplated hereby or thereby (or any other document or instrument executed herewith or therewith or pursuant hereto or thereto), other than any investigation or proceeding in which it is finally determined that there was gross negligence or willful misconduct on the part of the Purchasers or its agents which was not taken by them in reliance upon any of the Company's representations, warranties, covenants or agreements in this Agreement or the Notes or in any other documents or instruments contemplated hereby or thereby or executed herewith or therewith or pursuant hereto or thereto. The Company shall assume the defense, and shall have its counsel represent the Purchasers and such agents, in connection with investigating, defending or preparing to defend any such action, suit, claim or proceeding (including any inquiry or investigation); provided, however, that the Purchasers, or any such agent, shall have the right (without releasing the Company from any of its obligations hereunder) to employ its own counsel and either to direct its own defense or to participate in the Company's defense, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with such defense or (ii) the Company shall not have provided its counsel to take charge of such defense or
(iii) the Purchasers, or such agent of the Purchasers, shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Company, then in any of such events referred to in clauses (i), (ii) or (iii) such counsel fees and expenses (but only for one counsel for the Purchasers and its agents) shall be borne by the Company. Any settlement of any such action, suit, claim or proceeding shall require the consent of both the Company and such indemnified person (neither of which shall unreasonably withhold its consent).

     (c) The Company agrees to pay, or to cause to be paid, all documentary, stamp and other similar taxes levied under the laws of the United States of America or any state or local taxing authority thereof or therein in connection with the issuance and sale of the Notes and the execution and delivery of this Agreement and any other documents or instruments contemplated hereby or thereby and any modification of any of the Notes, this Agreement or any such other documents or instruments and will hold the Purchasers harmless without limitation as to time against any and all liabilities with respect to all such taxes.

     (d) The obligations of the Company under this Section 18 shall survive the Closing, the payment or cancellation of the Notes, the conversion of the Notes and any termination of this Agreement.

SECTION 19.    APPOINTMENT OF AGENT

     19.1. Actions. The Purchasers hereby appoint the Agent as its agent under and for purposes of this Agreement and the Notes. The Purchasers authorize the Agent to act on behalf of the Purchasers under this Agreement, the Notes and each other financing document and, in the absence of other written instructions from the Majority Noteholders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section 19 or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. The Purchasers hereby indemnify (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according to the principal amount that such Purchaser's Note or Notes bears to the aggregate amount of all outstanding Notes, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes and any other financing document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Company; provided, however, that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or wilful misconduct. The Agent shall not be required to take any action hereunder, under the Notes or under any other financing document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other financing document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Purchasers and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     19.2. Exculpation. Neither the Agent nor any of its directors, officers, employees or agents shall be liable to any holder of a Note or Notes for any action taken or omitted to be taken by it under this Agreement or any other financing document, or in connection herewith or therewith, except for their own wilful misconduct or gross negligence, nor responsible for any
recitals  or  warranties   herein  or  therein,   nor  for  the   effectiveness,
enforceability, validity or due execution of this Agreement or any other financing document, nor for the creation, perfection or priority of any Liens purported to be created by any of the financing documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respective the performance by the Company of its obligations hereunder or under any other financing document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper person. No provision of this Agreement shall require the Agent to expend or risk its own funds or incur any liability. The Agent may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense. The Agent shall not be liable for interest on any money received by it except as the Agent may agree in writing with the Company. Money held in trust by the Agent need not be segregated from other funds except to the extent required by law. The Agent shall have no responsibility for making any calculations hereunder, including, without limitation, the amount of interest owing on the Notes. The Agent may rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Agent need not investigate any fact or matter stated in the document. Before the Agent acts or refrains from acting, it may require an officers' certificate or an opinion of counsel or both. The Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such officers' certificate or opinion of counsel. The Agent may consult with counsel and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. The Agent shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Agreement. If an Event of Default occurs and is continuing and if it is known to the Agent, the Agent shall mail to holders of Notes a notice of the Event of Default within 10 days after it occurs. An Event of Default shall not be considered known to the Agent unless the Agent shall have received notice thereof, in accordance with this Agreement from the Company, and in the absence of such notice the Agent may conclusively assume there is no Event of Default. Except in the case of an Event of Default in payment of principal or interest on any Note, the Agent may withhold the notice if and so long as a committee of its officers in good faith determines that withholding the notice is in the interests of holders of Notes.

     19.3. Successor. The Agent may resign as such at any time upon at least 30 days' prior notice to the Company and all holders of the Notes. If the Agent at any time shall resign, the Majority Noteholders may appoint a holder of the Notes as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Majority Noteholders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Purchasers, appoint a successor Agent, which shall be one of the holders of the Notes or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of this
Section 19 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

SECTION 20.    HOME OFFICE PAYMENTS

     As long as the Purchasers or any payee named in the Notes delivered to the Purchasers on the Closing Date, or any institutional holder which is a direct or indirect transferee from the Purchasers or such payee, shall be the holder of any Note, the Company will make payments (whether at maturity, upon mandatory or optional prepayment, upon repurchase or otherwise) of principal, interest and premium, if any, (i) by check payable to the order of the holder of any such Note duly mailed or delivered to the Purchasers at its address specified in Exhibit A hereto, or at such other address as the Purchasers or such other holder may designate in writing, or (ii) if requested by the Purchasers or such other holder, by wire transfer to the Purchasers's or such other holder's account at any bank or trust company in the United States of America, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. If the Purchaser has provided an address in Exhibit A hereto for payments by wire transfer, then the Purchaser shall be deemed to have requested wire transfer payments under the preceding clause (ii). All such payments shall be made in federal or other immediately available funds.

SECTION 21.    NOTICES

     Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, consents and other communications hereunder or with respect to any Note or Share shall be in writing and shall be delivered by hand or shall be sent by telex or telecopy (confirmed by registered, certified or overnight mail or courier, postage and delivery charges prepaid), to the following addresses:

          (a) if to the Purchasers, at the Purchasers's address as set forth in Exhibit A hereto, or at such other address as may have been furnished to the Company by the Purchasers in writing; or

          (b) if to any other holder of a Note, at such address as the payee or registered holder thereof shall have designated to the Company writing; or

          (c) if to the Company, at Top Source Technologies, Inc., 2000 PGA Boulevard, Suite 3200, Palm Beach Gardens, Florida 33408, attention: President, or at such other address as may have been furnished in writing by the Company to the Purchasers and to the other holders of Notes.

Whenever any notice is required to be given hereunder, such notice shall be deemed given and such requirement satisfied only when such notice is delivered or, if sent by telex or telecopier, when received, unless otherwise expressly specified or permitted by the terms hereof.

SECTION 22.    MISCELLANEOUS

     22.1. Entire Agreement; Amendments. This Agreement and, upon the Closing hereunder, the Notes and Shares issued hereunder, together with any further agreements entered into by the Purchasers, the Agent and the Company at the Closing, contain the entire agreement among the Purchasers, the Agent and the Company, and supersede any prior oral or written agreements, commitments, terms or understandings, regarding the subject matter hereof. The parties hereto contemplate that there may be one or more Closings, each of which shall be deemed to have taken place on the date of the initial Closing. At such subsequent Closings the Company and the Agent may execute additional copies of this Agreement and such copies shall be one and the same agreement, as all other Agreements executed in connection with the transactions contemplated hereby.

     22.2. Survival. All agreements, representations and warranties contained in this Agreement, the Notes or any document or certificate delivered pursuant hereto or thereto shall survive, and shall continue in effect following, the execution and delivery of this Agreement, the closings hereunder and thereunder, any investigation at any time made by the Purchasers or on its behalf or by any other Person, the issuance, sale and delivery of the Notes and the Shares, any disposition thereof and any payment or cancellation of the Notes, and of the Shares and any disposition thereof except that Sections 4, 5, 7 and 8 (other than Sections 4.5, 4.15, 7.2, 7.8, 7.9, 7.10, 7.11, 8.6 and
8.11) shall terminate upon the payment in full or conversion of all outstanding Notes and any other payments due hereunder and the remaining portions of this Agreement shall terminate upon the sale of all the Shares. All statements contained in any certificate or other document delivered by or on behalf of the Company pursuant hereto shall constitute representations and warranties by the Company hereunder.

     22.3. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

     22.4.     Headings.   The headings and  captions in this  Agreement and the
table of contents are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

     22.5. Binding Effect, Benefit and Assignment. The terms of this Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns whether so expressed or not. The Company may not assign any of its obligations, duties or rights under this Agreement, or under the Notes and Shares issued hereunder, except with the Purchasers' consent. In addition to any assignment by operation of law, the Purchasers may assign, in whole or in part, any or all of its rights (and/or obligations) under this Agreement or under the Notes to any permitted transferee of any or all of its Notes, and (unless such assignment expressly provides otherwise) any such assignment shall not diminish the rights the Purchasers would otherwise have under this Agreement or with respect to any remaining Notes or Shares held by the Purchasers. It is agreed that nothing in this Agreement or the Notes shall give the Company or any Subsidiary any rights against the other; their respective agreements, representations, obligations and liabilities herein or therein shall be for the sole benefit of, and solely enforceable by, the Purchasers and holders of Notes or Shares (and their successors and assigns). In the event that any Shares are sold either in a public offering pursuant to a registration statement under Section 5 of the Securities Act or pursuant to Rule 144, then the holders of such Shares shall no longer be entitled to any benefits under this Agreement with respect to such Shares and such Shares shall no longer be considered to be "Shares" for purposes of any consent or waiver provision of this Agreement.

     22.6. Severability. Any provision hereof or of the Notes which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which may render any provision hereof prohibited or unenforceable in any respect.

     22.7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

     22.8. Currency. All payments under this Agreement or the Notes shall be made in lawful money of the United States of America.

     22.9. Late Payments. If the Company fails to pay any amount due hereunder or provided for in this Agreement or the Notes within twenty (20) days after notice from the Purchasers demanding such payment, the Company agrees to pay interest on any such overdue amount at the Default Rate (as defined in the Notes) from the date of such notice from the Purchasers until such overdue amount is paid in full; provided, that this Section 22.9 shall not apply to overdue payments of principal, premium or interest, which overdue payments are otherwise provided for in this Agreement and the Notes.

     22.10. Maximum Interest. In no event shall the interest charged with respect to the Notes or any other obligations of the Company exceed the maximum amount permitted under the laws of the State of Florida or of any other applicable jurisdiction. Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest payable by the Company for the account of any Purchaser hereunder or under any Note or other financing document (the "Stated Rate") would exceed the highest rate of interest permitted under any applicable law to be charged by such Purchaser to the Company (the "Maximum Lawful Rate"), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable by the Company for the account of such Purchaser shall be equal to the Maximum Lawful Rate; provided, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, the Company shall, to the extent permitted by law, continue to pay interest for the account of such Purchaser at the Maximum Lawful Rate until such time as the total interest received by such Purchaser from the Company is equal to the total interest which such Purchaser would have received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable by the Company for the account of such Purchaser shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply. In no event shall the total interest received by any Purchaser from the Company exceed the amount which such Purchaser could lawfully have received from the Company had the interest been calculated for the full term hereof at the Maximum Lawful Rate with respect to such Purchaser and the Company, as the case may be. In computing interest payable with reference to the Maximum Lawful Rate applicable to any Purchaser, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. If any Purchaser has received interest hereunder in excess of the Maximum Lawful Rate with respect to such Purchaser and in respect of loans made to the Company, such excess amount shall be applied to the reduction of the principal balance of its loans made to the Company, as the case may be, or to other amounts (other than interest) payable hereunder by the Company, as the case may be, and if no such principal or other amounts are then outstanding, such excess or part thereof remaining shall be paid to the Company.

                                 *      *      *

     IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed as of the date first above written.

                                  TOP SOURCE TECHNOLOGIES, INC.


                                  By:s/s James P. Samuels
                                     Name: James P. Samuels
                                     Title:Vice President Finance-CFO-Director

                                  GANZ CAPITAL MANAGEMENT, INC., as Agent
                                  and on behalf of the Purchasers


                                  By:s/s Charles B. Ganz
                                     Name: Charles B. Ganz
                                     Title:President


                                  THE PURCHASERS

                                  Mrs. Lois England

                                  Mr. Richard England

                                  Joyce Gillman

                                  Norman Broad

                                  Pauline Ganz

                                  Macks Family Foundation
                                  Mr. & Mrs. Morton Macks

                                  Dr. Arthur Gillman

                                  Kane Investments
                                   Richard Kane

                                  Richard Slavin

                                  Mr. Erwin Harvith

                                  Mr. & Mrs. Arthur Horowitz

                                  Mr. Morris Futernick

                                  Mr. & Mrs. Richard Slavin

                                  Mr. Richard Freundlich

                                  Donald A. Kaplan

                                                                       EXHIBIT A


                                   PURCHASERS



                                             Principal
                                             Amount of
                                              Notes to
Name and Address of Purchasers              be Purchased


1.  Mrs. Lois England                         $125,000
    2832 Chain Bridge Rd Nw
    Washington, D.C. 20016-3304

2.  Mr. Richard England                       $125,000
    2832 Chain Bridge Rd Nw
    Washington, D.C. 20016-3304

3.  Joyce Gillman                             $25,000
    614 Melaleuca Lane
    Miami, FL 33137

4.  Norman Broad                              $20,000
    201 S. Biscayne Blvd., Ste. 3000
    Miami, FL 33131

5.  Pauline Ganz                              $25,000
    1501 N.E. 191 Street, 415
    North Miami Beach, FL 33179

6.  Macks Family Foundation                   $25,000
    Mr. & Mrs. Morton Macks
    4750 Owings Mills Blvd.
    Owings Mills, MD 21117

7.  Dr. Arthur Gillman                        $40,000
    1535 N.E. 123 Street
    North Miami, FL 33161

8.  Kane Investments                          $25,000
    Richard Kane
    350 East 79th Street
    New York, NY 10021-9208

9.  Richard Slavin                            $25,000
    15485 Eagle Nest Lane #100
    Miami Lakes, FL 33014

10. Mr. Erwin Harvith                         $30,000
    20290 Fairway Oaks Drive #244
    Boca Raton, FL 33434


11. Mr. & Mrs. Arthur Horowitz                $35,000
    One Grove Isle. PH 2
    Coconut Grove, FL 33133

12. Mr. Morris Futernick                      $35,000
    Two Grove Isle, Apt. 1509
    Coconut Grove, FL 33133

13. Mr. & Mrs. Richard Slavin                 $35,000
    15485 Eagle Nest Drive #100
    Miami Lakes, FL 33014

14. Mr. Richard Freundlich                    $35,000
    480 Park Avenue, Apt. 9G
    New York, NY 10022

15. Donald A. Kaplan                          $100,000
    9999 N.E. 2nd Avenue, Ste. 306
    Miami Shores, FL 33138






                                                                       EXHIBIT B
                                  FORM OF NOTE




THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE REGULATION OF ANY STATE AND IS NOT TRANSFERABLE EXCEPT UPON THE CONDITIONS SPECIFIED IN SECTION 15 OF THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN.




                          TOP SOURCE TECHNOLOGIES, INC.
                     9% SENIOR SUBORDINATED CONVERTIBLE NOTE
                                DUE JUNE 9, 2000



                               DATED JUNE 9, 1995
                                 MIAMI, FLORIDA



     FOR VALUE RECEIVED, the undersigned Top Source Technologies, Inc., a Delaware corporation (herein, together with any successor, referred to as the
"Company"),      hereby       promises       to      pay       to       ________
_______________________________________ or registered assigns, the principal sum of  ______________________  Dollars  ($________)  on __________  __,  ____  with interest (computed on the basis of the actual number of days elapsed over twelve 30-day months and a 360-day year) on the unpaid balance of such principal sum from the date hereof at the interest rate of 9% per annum, payable semi-annually on January 1 and July 1 of each year, commencing July 1, 1995 (which first interest payment shall be for the period from and including the date hereof through and including June 30, 1995), until the entire principal amount hereof shall have become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or declaration or otherwise, and at the Default Rate on any overdue installment of principal (including any overdue prepayment of principal) and on any overdue premium and (to the extent permitted by law) on any overdue installment of interest until paid (whether or not any subordination provision or other circumstance prevents such payment). The "Default Rate" shall be a per annum interest rate equal to the greater of (x) 16% or (y) 6% plus the rate announced from time to time by Citibank, N.A. as its prime rate
for short-term U.S. dollar commercial loans within the United States.     If
any payment of interest due hereunder becomes due and payable on a day which is not a Business Day (as defined in the Note Purchase Agreement referred to below), the due date thereof shall be the next preceding day which is a Business Day, and the interest payable on such next preceding Business Day shall be the interest which would otherwise have been payable on the due date which was not a Business Day.

     Payments of principal and interest shall be made in lawful money of the United States of America at the locations set forth in the Note Purchase
Agreement, or at such other place as a Purchaser (as defined in the Note Purchase Agreement) shall have designated for such purpose in writing, and may be paid by check mailed, or shall be made by wire transfer, all as provided in the Note Purchase Agreement referred to below, to the address or account designated by the holder hereof for such purpose.

     This Note is one of a duly authorized issue of Notes issued pursuant to a Note Purchase Agreement dated as of June 9, 1995 (the "Note Purchase Agreement") between the Company and the Purchaser who are parties thereto. This Note is subject to the provisions of and is entitled to the benefits of the Note Purchase Agreement. The Note Purchase Agreement provides, inter alia, for prepayments of principal upon the terms set forth therein. In addition, the payment of the principal of, premium if any, and interest on this Note is subordinated in right of payment to the prior payment in full of certain other obligations of the Company to the extent and in the manner set forth in the Note Purchase Agreement. This Note is also convertible into the Common Stock of the Company on the terms and conditions set forth in the Note Purchase Agreement. Each holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Note Purchase Agreement.

     This Note is transferable only upon the terms and conditions specified in the Note Purchase Agreement.

     In case an Event of Default (as defined in the Note Purchase Agreement) shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

     No reference herein to the Note Purchase Agreement and no provision hereof or thereof shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal hereof and interest and premium, if any, hereon at the respective times and places specified herein and in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with and governed by the internal laws of the State of Florida.

     Subject to the provisions of Section 15 of the Note Purchase Agreement, the Company may treat the person in whose name this Note is registered as the owner and holder of this Note for the purpose of receiving payment of principal of, premium, if any, and interest on this Note and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary (except that the Company shall comply with the provisions of Section 12 of the Note Purchase Agreement regarding the issuance of a new Note or Notes to permitted transferees).

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and issued on its behalf by its officer thereunto duly authorized.


                                   TOP SOURCE TECHNOLOGIES, INC.


                                   By:s/s James P. Samuels
                                      Name:James P. Samuels
                                      Title:Vice President Finance-CFO-Director
                            FORM OF CONVERSION NOTICE
                  (TO BE SIGNED ONLY ON CONVERSION OF THE NOTE)




To:  Top Source Technologies, Inc.


     The undersigned, the holder of the within Note, hereby irrevocably elects to convert this Note for ________________ shares of Common Stock of Top Source Technologies, Inc., a Delaware corporation, and requests that the certificates for such shares be issued in the name of, and delivered to
                                                           , whose address is
                                                                               .




Dated:
                              (Signature must conform to name of holder as specified on the face of the Note)

                                                                       EXHIBIT C



                               DISCLOSURE SCHEDULE







                                                                       EXHIBIT D


                    FORM OF OPINION OF COUNSEL TO THE COMPANY


                     [LETTERHEAD OF COUNSEL TO THE BORROWER]


                                   June 9, 1995


To the Purchasers of the Notes
Pursuant to that certain Note
Purchase Agreement

Gentlemen:

     This letter is furnished to you pursuant to Section 9.8 of that certain Note Purchase Agreement regarding 9% Senior Subordinated Notes due June 9, 2000, dated of even date herewith (the "Purchase Agreement"), among Top Source Technologies, Inc., a Delaware corporation (the "Borrower"), the Purchasers listed on the signature page of the Purchase Agreement (the "Purchasers") and Ganz Capital Management, Inc., as Agent (the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. We have acted as counsel for the Borrower in connection with the preparation, negotiation, execution and delivery of the Purchase Agreement and the Notes.

     In connection with this opinion, we have examined originals, or copies certified or otherwise identified to our satisfaction, as being true copies of the following, each dated this date unless otherwise indicated:

          (1)  the following, collectively called the "Loan Documents":

               (a)  the Purchase Agreement;

               (b)  the Notes;

               (c) any other documents delivered at the Closing by the Borrower to the Purchasers pursuant to the Purchase Agreement; and

               (d) representation letters of one or more unaccredited investors and of Ganz
                    Capital Management, Inc. dated June 8, 1995.

          (2) certificates of the Secretary of State of the States of Florida, each dated June 8, 1995, attesting to the continued corporate existence and good standing of the Borrower, respectively.

          (3) A Secretary's Certificate dated June 8, 1995, from the secretary of the Borrower as to (a) the articles of incorporation of the Borrower,
     (b) the by-laws of the Borrower, (c) resolutions of the Board of Directors of the Borrower, and (d) the officers and directors of the Borrower; and

          (4)  The corporate minutes of the Borrower.

     In addition, we have examined the originals, or copies certified to our satisfaction, of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower, and agreements, instruments and other documents, as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied, to the extent we deemed appropriate, upon certificates of the Borrower or its officers.


     We have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals, the legal capacity of natural persons, and the conformity of originals of all items submitted to us as copies. In making our examination of documents executed by entities other than the Borrower, we have assumed that each such entity has the power, authority and legal right to enter into and perform all of its obligations thereunder and we have assumed the due authorization, execution and delivery of such documents by each such entity.

     We are qualified to practice law in the State of Florida and we do not purport to be experts on any laws other than the laws of the State of Florida and the Federal laws of the United States of America.

     Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the following opinion:

          1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, with perpetual corporate existence, and has all requisite corporate power and authority to own and operate its property, to lease any property it leases and to conduct its business. Except as set forth in Exhibit C to the Purchase Agreement, to our knowledge, after due inquiry, the Borrower does not have an equity interest in any other firm, partnership, association, joint venture or other entity. The Borrower is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of their properties or the character of its operations makes such qualification necessary and where any such failure to be so qualified or in good standing would have an adverse effect on the Borrower.

          2. The execution, delivery and performance by the Borrower of the Loan Documents and the consummation by the Borrower of the transactions contemplated thereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, require a consent under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Borrower pursuant to the terms of any material agreement or instrument to which the Borrower is a party or by which the Borrower may be bound or to which any of the property or assets of the Borrower is subject, or violate the articles of incorporation or by-laws of the Borrower or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Borrower or any of its properties or businesses.

          3. To our knowledge, no default exists in the due performance or observance of any term, covenant or condition of any material contracts, agreements or instruments to which the Borrower is a party or by which the Borrower is bound or to which any of its property is subject; such contracts, agreements and instruments are in full force and effect in accordance with their respective terms; and no other party to any thereof has instituted or, to the best of our knowledge, after due inquiry, threatened any action or proceeding wherein any Borrower would or might be alleged to be in default thereunder.

          4. Except as may arise under the Blue Sky laws of any state, no authorization, approval, consent, waiver or other action or consideration by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by the Borrower of the Loan Documents.

          5. Assuming due authorization and power, where appropriate, and execution and delivery by the Purchasers, the Loan Documents are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms except as enforceability may be limited by general equitable principles including the right of specific performance and as may be limited under any applicable bankruptcy, insolvency or reorganization or other laws generally affecting the enforcement of creditors' rights from time to time in effect. Each of the Loan Documents has been duly executed and delivered by the Borrower.

          6. The authorized capital stock of the Borrower consists of 50,000,000 shares of Common Stock, par value $.001 per share and 5,000,000 shares of preferred stock, par value $.10 per share. As of the date hereof, all of the shares of the Subsidiaries' Common Stock which are issued and outstanding have been duly authorized and are validly issued and fully paid and non-assessable and are held by the Borrower. To our knowledge, after due inquiry, there are no outstanding options, warrants or other rights requiring any Subsidiary to issue, and no commitments, plans or arrangements of any Subsidiary to issue any shares of capital stock of any Subsidiary or any securities convertible into or exchangeable for such capital stock. There are no registration rights with respect to any capital stock of the Borrower, except for the registration rights given to the Purchasers pursuant to the Purchase Agreement and shares of Common Stock included in Form S-3 Registration Statements filed by the Borrower with the Securities and Exchange Commission.

          7.   The  Common Stock  issuable  upon conversion  of  the Notes  (the
     "Conversion Shares") have been duly authorized and when issued upon conversion of the Notes in accordance with their terms, will be validly issued, fully paid and non-assessable. No holder of any of the Conversion Shares will be subject to personal liability by reason of being such a holder, and none of the Conversion Shares are subject to the preemptive rights of any shareholder of the Borrower. A sufficient number of shares of Common Stock have been duly reserved for issuance upon conversion of the Notes.

          8. There is no pending or to the best of our knowledge, after due inquiry, overtly threatened action or proceeding against the Borrower before any court, governmental agency or arbitrator which affects or purports to affect the legality, validity, binding effect or enforceability of the Loan Documents.

          9. The sale by the Borrower of the Notes and the Conversion Shares have been made in full compliance with Regulation D of the Securities Act of 1933, as amended, and the rules and regulations thereunder and applicable state securities laws assuming the accuracy of the representations made by the Purchasers and that the Agent has taken no action to impair such exemptions.

          10. The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not engaged in the business of extending credit for the purpose of buying or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

     This opinion letter is being furnished to the Purchasers for their use and the use of their counsel and may be relied upon only by the Purchasers and their counsel. No other use or distribution of this opinion letter may be made without our prior written consent.


                                   Very truly yours,

                                   /s/ COHEN, CHERNAY, NORRIS,
                                   WEINBERGER & HARRIS


                                                                       EXHIBIT E



     RESOLUTIONS OF THE BOARD OF DIRECTORS OF TOP SOURCE TECHNOLOGIES, INC.


     WHEREAS, there has been presented to the Board a form of Note Purchase Agreement (the "Purchase Agreement"), among this Corporation, Ganz Capital Management, Inc., as Agent, and the Purchasers listed on Exhibit A to the Purchase Agreement (the "Purchasers"), providing for the purchase by the Purchasers of certain Notes (as defined in the Purchase Agreement) from the Corporation;

     WHEREAS, the Board of Directors of the Corporation believes it is in the best interests of the Corporation to obtain the financing described in the Purchase Agreement;

     NOW, THEREFORE, BE IT RESOLVED, that the President or any Vice President of this Corporation, be, and each such officer hereby is, authorized, empowered and directed to execute and deliver, in the name and on behalf of the Corporation, an agreement substantially in the form of the Purchase Agreement presented to this meeting, except for such changes, additions and deletions as to any or all of the terms and provisions thereof as the officer executing the Purchase Agreement on behalf of this Corporation shall deem proper, such execution by such officer of the Purchase Agreement to be conclusive evidence that such officer deems all of the terms and provisions thereof to be proper;

     FURTHER RESOLVED, that the President or any Vice President of this Corporation, be, and each such officer hereby is, authorized empowered and directed to borrow, in the name and on behalf of the Corporation, the amounts provided to be borrowed by the Corporation under the Purchase Agreement executed by the Corporation pursuant to these resolutions, and to execute and deliver on behalf of the Corporation the Notes evidencing such borrowings, substantially in the forms presented at this meeting, except for such changes, additions and deletions as to any or all of the terms and provisions thereof as the officer executing the Notes on behalf of the Corporation shall deem proper, such execution by such officer of the Notes to be conclusive evidence that such officer deems all of the terms and provisions thereof to be proper;

     FURTHER RESOLVED, that the President or any Vice President of this Corporation, be, and each such officer hereby is, authorized, empowered and directed to execute and deliver, in the name and on behalf of the Corporation, any other documents required by the Purchase Agreement containing any or all of the terms and provisions thereof as the officer executing the documents on behalf of this Corporation shall deem proper, such execution by such officer of the documents to be conclusive evidence that such officer deems all of the terms and provisions thereof to be proper;

     FURTHER RESOLVED, that the number of shares of the Common Stock (as defined in the Purchase Agreement) required to be delivered upon the conversion of the Notes, as adjusted by the terms thereof, be, and it hereby is, reserved and authorized for issuance in accordance with the terms of the Notes, such shares, upon the conversion of the Notes, being fully paid and non-assessable shares of the Common Stock of this Corporation;

     FURTHER RESOLVED, that, upon the conversion of the Notes in accordance with the terms and conditions of the Purchase Agreement, the proper officers of the Corporation be, and such offers hereby are, authorized, empowered and directed to cause the transfer agent to issue certificates representing the shares of the Common Stock to be issued in exchange therefor; and

     FURTHER RESOLVED, that each and every officer of this Corporation be, and each such officer hereby is, authorized in the name and on behalf of this Corporation from time to time to take such actions and to execute and deliver such certificates, instruments, notices and documents as may be required or as such officer may deem necessary, advisable or proper in order to carry out and perform the obligations of the Corporation under the Purchase Agreement, the Notes and the other documents executed by the Corporation pursuant to these resolutions, or under any other instrument or document executed pursuant to or in connection with the Purchase Agreement; all such actions to be performed in such manner, and all such certificates, instruments, notices and documents to be executed and delivered in such form, as the officer performing or executing the same shall approve, the performance or execution thereof by such officer to be conclusive evidence of the approval thereof by such officer and by this Board of Directors.

     WHEREAS, the Board believes it to be in the best interests of the Corporation and its stockholders for the Corporation to register the issuance of Common Stock upon the conversion of the Notes (the "Offering");

     WHEREAS, the officers of the Corporation intend to cause a registration statement on Form S-3 (the "Registration Statement") to be prepared for the purpose of registering the proposed distribution of Common Stock under the Securities Act of 1933 (the "Securities Act");

     WHEREAS, the Registration Statement will provide for the offering of up to 300,000 shares of Common Stock, subject to adjustment, upon conversion of the Notes;

     THEREFORE, BE IT RESOLVED, that the officers of the Corporation are hereby authorized and directed to execute, in the name and on behalf of the Corporation, and to file the Registration Statement (together with the exhibits thereto) with the Securities and Exchange Commission (the "SEC") in accordance with the Securities Act, as amended, and the rules and regulations promulgated thereunder, with such additions, deletions or other modifications as such officers, acting in their discretion, may determine to be necessary or advisable, such determination to be conclusively evidenced by their execution and filing of the Registration Statement;

      RESOLVED FURTHER, that the proper officers of the Corporation be, and they hereby are, authorized and directed to prepare, execute in the name and on behalf of the Corporation, procure all necessary signatures and consents to, and file with the SEC, any amendment(s) or post-effective amendment(s) to the Registration Statement deemed by them necessary or advisable to effect the registration under the Securities Act of the shares of Common Stock covered by such Registration Statement (the "Shares"), their approval of any such amendment(s) or post-effective amendment(s) to be conclusively evidenced by their execution thereof; and to appear on behalf of the Corporation before the SEC in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto;

      RESOLVED FURTHER, that the execution and delivery by the officers and directors of the Corporation who are required by the SEC to execute the
Registration Statement and a power-of-attorney severally appointing the President and Vice President and each of them to be Attorney-in-Fact and agent with full power of substitution for each of such directors and officers and in their name, place and stead, in any and all capacities to sign any amendment(s) to the Registration Statement, including any post-effective amendment(s), to file the same with the SEC and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto be, and it hereby is, ratified, confirmed and approved;

      RESOLVED FURTHER, that the President be, and he hereby is, designated as the Corporation's agent for service of process, and authorized to receive communications and notices from the SEC with respect to the Registration Statement, and, with power of attorney for the Corporation to exercise all powers conferred upon such agents by the rules and regulations of the SEC;

     RESOLVED FURTHER, that the proper officers of the Corporation be, and they hereby are, authorized and empowered, in the name and on behalf of the Corporation, to make or cause to be made, and to execute and deliver, all such additional agreements, documents, instruments, certifications and statements, including registering the securities under the Exchange Act on Form 8-A, if required, and to do or cause to be done all such acts and things, and to take all such steps, and to make all such payments and remittances, as any one or more of such officers may at any time or times deem necessary or desirable in connection with, or in furtherance of, the registration of the distribution of the Shares under the Securities Act or Exchange Act and otherwise in order to carry out the full intent and purposes of the foregoing resolutions;

      RESOLVED FURTHER, that the proper officers of the Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation, to take any and all action that he may deem necessary or advisable in order to obtain a permit, register or qualify the Shares for issuance and sale, request an exemption from registration of the Shares or to register or obtain a license for the Corporation as a dealer or broker under the "blue sky" or any other securities laws of such of the states of the United States of America or other jurisdictions as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that this Board of Directors hereby adopts the form of any and all resolutions required by any such state authority in connection with any such applications, reports, issuer's covenants, irrevocable